ACE SECURITIES CORP. HOME LOAN TRUST 1999-A,

                                   as Issuer

                             ACE SECURITIES CORP.,

                                 as Depositor

                          GMAC MORTGAGE CORPORATION,

                                  as Servicer

                                      and

                          FIRST UNION NATIONAL BANK,

                             as Indenture Trustee

                         SALE AND SERVICING AGREEMENT

                          Dated as of August 1, 1999

                                --------------



                  ACE Securities Corp. Home Loan Trust 1999-A
                            Asset Backed Securities


                               TABLE OF CONTENTS

                                                                           Page

                                   ARTICLE I

                                  DEFINITIONS

 Section 1.01.     Definitions:..............................................1
 Section 1.02.     Provisions of General Application........................24

                                  ARTICLE II

          CONVEYANCE OF HOME LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

 Section 2.01.     Conveyance of Home Loans; Special Deposit; Priority
                   and Subordination of Ownership Interests.................25

 Section 2.02.     Possession of Mortgage Files; Access to
                   Mortgage Files ..........................................26
 Section 2.03.     Delivery of Home Loan Documents and Note
                   Insurance Policy ........................................27
 Section 2.04.     Acceptance by Indenture Trustee of the Home Loans;
                   Certain Substitutions; Certification.....................29
 Section 2.05.     Further Action Evidencing Assignment.....................31
 Section 2.06.     Conveyance of the Subsequent Home Loans..................31

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

 Section 3.01.     Representations of the Servicer..........................31
 Section 3.02.     Representations, Warranties and Covenants
                   of the Depositor.........................................32
 Section 3.03.     Purchase And Substitution................................34

                                  ARTICLE IV

                                  [RESERVED]

                                   ARTICLE V
                ADMINISTRATION AND SERVICING OF THE HOME LOANS

 Section 5.01.     Appointment of the Servicer..............................35
 Section 5.02.     Subservicers.............................................36
 Section 5.03.     Collection of Certain Home Loan Payments;
                   Collection Account ......................................37
 Section 5.04.     Permitted Withdrawals from the Collection Account........40
 Section 5.05.     [Reserved]...............................................41
 Section 5.06.     [Reserved]...............................................41
 Section 5.07.     [Reserved]...............................................41
 Section 5.08.     Fidelity Bond; Errors and Omissions Policy...............41
 Section 5.09.     [Reserved]...............................................41
 Section 5.10.     Periodic Filings With The Securities And
                   Exchange Commission; Additional Information..............41
 Section 5.11.     Assumption Agreements....................................42
 Section 5.12.     Realization Upon Defaulted Home Loans....................42
 Section 5.13.     Indenture Trustee to Cooperate; Release of
                   Mortgage Files ..........................................45
 Section 5.14.     Servicing Fee............................................46
 Section 5.15.     Reports to the Indenture Trustee and the
                   Depositor and the Note Insurer; Collection Account
                   Statements ..............................................46
 Section 5.16.     Annual Statement as to Compliance........................47
 Section 5.17.     Annual Independent Public Accountants' Servicing Report..47
 Section 5.18.     [Reserved]...............................................47
 Section 5.19.     Reports to be Provided by the Servicer...................48
 Section 5.20.     [Reserved]...............................................48
 Section 5.21.     Servicing Advances.......................................48
 Section 5.22.     Inspections by Note Insurer..............................49
 Section 5.23.     Maintenance of Corporate Existence and Licenses;
                   Merger or Consolidation of the Servicer..................49
 Section 5.24.     Assignment of Agreement by Servicer; Servicer
                   Not to Resign ...........................................49
 Section 5.25.     Information Reports to be Filed by the Servicer..........50
 Section 5.26.     MERS.....................................................50
 Section 5.27.     [Reserved]...............................................50
 Section 5.28.     [Reserved]...............................................50
 Section 5.29.     Notices of Material Events...............................50
 Section 5.30.     [Reserved]...............................................51
 Section 5.31.     Superior Liens...........................................51
 Section 5.32.     No Personal Solicitation.................................51

                                  ARTICLE VI
                          DISTRIBUTIONS AND PAYMENTS

 Section 6.01. Establishment of Trust Accounts and Certificate Distribution Account; Deposits to the Trust Accounts
                   and Certificate Distribution Account ....................52

 Section 6.02.     Permitted Withdrawals from the Note Distribution
                   Account and the Certificate Distribution Account.........58

 Section 6.03.     Collection of Money......................................58
 Section 6.04.     The Note Insurance Policy................................58
 Section 6.05.     Distributions............................................60
 Section 6.06.     [Reserved]...............................................61
 Section 6.07.     Reports by Indenture Trustee.............................61
 Section 6.08.     Additional Reports by Indenture Trustee..................64
 Section 6.09.     [Reserved]...............................................64
 Section 6.10.     Effect of Payments by the Note Insurer; Subrogation......64
 Section 6.11.     Allocation of Realized Losses............................65
 Section 6.12.     Pre-Funding Account......................................65
 Section 6.13.     Capitalized Interest Account.............................65
 Section 6.14.     Determination of LIBOR...................................65
 Section 6.15.     The Reserve Fund.........................................65

                                  ARTICLE VII

                                    DEFAULT

 Section 7.01.     Events of Default........................................66
 Section 7.02.     Indenture Trustee to Act; Appointment of Successor.......68
 Section 7.03.     Waiver of Defaults.......................................70
 Section 7.04.     Home Loans, Trust Estate and Accounts Held
                   for Benefit of the Note Insurer .........................71
 Section 7.05.     Rights of the Note Insurer to Exercise
                   Rights of Securityholders ...............................71
 Section 7.06.     Indenture Trustee to Act Solely with Consent
                   of the Note Insurer .....................................71

                                 ARTICLE VIII

                                  TERMINATION

 Section 8.01.     Termination..............................................71

                                  ARTICLE IX

                                  [RESERVED]

                                   ARTICLE X

                                  [RESERVED]

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

 Section 11.01.    Limitation on Liability of the Depositor
                   and the Servicer ........................................73
 Section 11.02.    Acts of Securityholders..................................74
 Section 11.03.    Amendment................................................75
 Section 11.04.    Recordation of Agreement.................................76
 Section 11.05.    Notices..................................................76
 Section 11.06.    Severability of Provisions...............................77
 Section 11.07.    Counterparts.............................................77
 Section 11.08.    Successors and Assigns...................................77
 Section 11.09.    Headings.................................................77
 Section 11.10.    Note Insurer Default.....................................77
 Section 11.11.    Third Party Beneficiary..................................77
 Section 11.12.    [Reserved.]..............................................77
 Section 11.13.    Notice to Rating Agencies and Note Insurer...............77
 Section 11.14.    Governing Law............................................78
 Section 11.15.    Appointment of Agent.....................................78
 Section 11.16.    Taxes....................................................78

                                   EXHIBITS

Exhibit A         Note Insurance Policy
Exhibit B         Mortgage File
Exhibit C         Home Loan Schedule
Exhibit D         Acknowledgment of Receipt
Exhibit E         Initial Certification
Exhibit F         Final Certification
Exhibit G         Request For Release of Documents
Exhibit H         Form of Liquidation Report
Exhibit I         Certificate Re Prepaid Loans
Exhibit J         Subsequent Transfer Instrument
Exhibit K         Forms of Lost Note Affidavit


         SALE AND SERVICING AGREEMENT, dated as of August 1, 1999, by and among ACE Securities Corp. Home Loan Trust 1999-A, a Delaware business trust, in its capacity as issuer (the "Issuer"), ACE Securities Corp., a Delaware corporation, in its capacity as depositor (the "Depositor"), GMAC Mortgage Corporation, a Pennsylvania corporation, in its capacity as servicer (the "Servicer"), and First Union National Bank, a national banking association, in its capacity as indenture trustee (the "Indenture Trustee").

                            PRELIMINARY STATEMENT:

         WHEREAS, the Issuer desires to purchase a pool of Home Loans that were originated or purchased by German American Capital Corporation (the "Seller") in the ordinary course of business of the Seller;

         WHEREAS, the Depositor is willing to sell such Home Loans to the Issuer; and

         WHEREAS, the Servicer is willing to service such Home Loans in accordance with the terms of this Agreement on behalf of the Custodian, the Owner Trustee, the Indenture Trustee and the Note Insurer;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Issuer, the Depositor, the Servicer and the Indenture Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01. Definitions: Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings.

         Accepted Servicing Practices: The Servicer's normal servicing practices, which in all material respects will conform to its mortgage servicing practices for mortgage loans of the same type as the Home Loans which it services.

         Account: Any Eligible Account established pursuant to Sections 5.03,
6.01 or 6.04 hereof.

         Accrual Period: With respect to any Distribution Date and any Class of LIBOR Securities, the one-month period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date. With respect to any Distribution Date and any other Class of Securities, the calendar month immediately preceding the month in which such Distribution Date occurs.

         Act:  The Securities Act of 1933, as amended.

         Addition Notice:  Not applicable.

         Administration Agreement: The Administration Agreement dated as of August 1, 1999, between Bankers Trust Company, as administrator, and the Issuer.

         Administrator: Bankers Trust Company, in its capacity as administrator under the Administration Agreement and in its capacity as agent under the Agency Agreement.

         Affiliate: With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Agency Agreement: The Agency Agreement dated as of August 1, 1999, between Bankers Trust Company, as agent, and the Indenture Trustee.

         Agreement: This Sale and Servicing Agreement, including the Exhibits hereto, and all amendments hereof and supplements hereto.

         Applied Loss Amount:  Not applicable.

         Assignment Of Mortgage: With respect to each Home Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Indenture Trustee for the benefit of the Securityholders and the Note Insurer.

         Available Collection Amount: With respect to any Distribution Date, the sum of (a) all amounts received in respect of the Home Loans or paid by the Servicer, the Seller or the Depositor (exclusive of amounts not required to be deposited in the Collection Account) during the related Due Period (and, in the case of amounts required to be paid by the Seller in connection with the purchase or substitution of a Deleted Home Loan, deposited in the Collection Account on or before the related Determination Date), as reduced by any portion thereof that may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code, (b) with respect to the final Distribution Date, or an early redemption or termination of the Securities pursuant to Section 8.01(b), the Termination Price, and (c) any income or gain from investment of funds in the Collection Account.

         Available Funds: With respect to any Distribution Date, the Available Collection Amount for such date less the Servicing Fee and any Retained Amounts for such date.

         Base Specified Overcollateralization Amount: With respect to any Distribution Date on which a Step-up Trigger Event has not occurred or is not continuing, the product of 21.65% and the Cut-off Date Balance; with respect to any Distribution Date on which a Step-up Trigger Event has occurred or is continuing, the product of 27.00% and the Cut-off Date Balance.

         Basic Documents: This Agreement, the Indenture, the Trust Agreement, the Home Loan Sale Agreement, the Administration Agreement, the Agency Agreement and the Custodial Agreement.

         Basis Risk Shortfall: Not applicable.

         Blanket Mortgage: The mortgage or mortgages encumbering a Cooperative Property.

         BPO: A broker's price opinion with respect to a Mortgaged Property.

         Business Day: Any day other than (a) a Saturday or Sunday, (b) a day on which the Note Insurer is closed or (c) a day on which banking institutions in the State of New York, the State of California, the State of Pennsylvania or (if other than New York) the city in which the Indenture Trustee's corporate trust office is located are authorized or obligated by law or executive order to be closed.

         Calculated Loss Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Total Expected Losses for such Distribution Date and the denominator of which is the Cut-off Date Balance.

         Capitalized Interest Account:  Not applicable.

         Capitalized Interest Amount:  Not applicable.

         Certificate(s):  Any Residual Interest Certificate.

         Certificate Distribution Account: The account established in accordance with Section 6.01(a)(iii) hereof and maintained on behalf of the Owner Trustee.

         Certificateholder:  The holder of a Residual Certificate.

         Certificate Register:  As defined in the Trust Agreement.

         Class:  All Securities having the same class designation.

         Class Notional Amount:  Not applicable.

         Class Principal Amount: With respect to each Class of Securities other than the Residual Interest Certificates and any Class of Notional Securities, the aggregate of the Principal Amounts of all Securities of such Class at the date of determination.

         Closing Date:  August 13, 1999.

         Collection Account: The account established in accordance with Sections 5.03(b) and 6.01(a)(i) hereof and maintained by the Servicer, on behalf of the Indenture Trustee.

         Combination Loan: A loan, the proceeds of which were used by the Mortgagor in combination to finance property improvements and for debt consolidation or other purposes.

         Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

         Cooperative Loan: Any Home Loan secured by Cooperative Shares and a Proprietary Lease.

         Cooperative Loan Documents: With respect to any Cooperative Loan, (i) the Cooperative Shares, together with a stock power in blank; (ii) the original executed Security Agreement and the assignment of the Security Agreement endorsed in blank; (iii) the original executed Proprietary Lease and the assignment of the Proprietary Lease endorsed in blank; (iv) the original executed Recognition Agreement and the assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) endorsed in blank; (v) the executed UCC-1 financing statement with evidence of recording thereon, which has been filed in all places required to perfect the security interest in the Cooperative Shares and the Proprietary Lease; and (vi) executed UCC-3 financing statements (or copies thereof) or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Indenture Trustee with evidence of recording thereon (or in a form suitable for recordation).

         Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

         Cooperative Shares: Shares issued by a Cooperative Corporation.

         Cooperative Unit: A single family dwelling located in a Cooperative Property.

         Corporate Trust Office: The principal office of the Indenture Trustee, at which its corporate trust business shall be administered, which office at the date of execution of this Agreement is located at 230 South Tryon Street, 9th Floor, Charlotte, North Carolina 28288-1179, Attention:
Structured Finance Trust Group, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Note Insurer and the Issuer, or the principal corporate trust office of any successor Indenture Trustee at the address designated by such Indenture Trustee by notice to the Noteholder, the Note Insurer and the Issuer.

         Credit Score: With respect to any mortgagor, a numerical assessment of default risk with respect to such mortgagor, determined generally on the basis of a methodology developed by Fair, Isaac and Company.

         Cumulative Realized Losses: With respect to any date of determination, the aggregate of all Realized Losses from the Cut-off Date through the immediately preceding Determination Date.

         Curtailment: With respect to a Home Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Home Loan in full, nor is intended to cure a delinquency.

         Custodial Agreement: Any custodial agreement entered into by the Indenture Trustee in accordance with this Agreement. Initially, the Custodial Agreement dated as of August 1, 1999, among Norwest Bank Minnesota, National Association, the Indenture Trustee, the Servicer and the Issuer, as such may be amended or supplemented from time to time.

         Custodian: As defined in Section 2.02(c). Initially, the Custodian shall be Norwest Bank Minnesota, National Association.

         Custodian Compensation: All amounts payable or reimbursable to the Custodian pursuant to Sections 11, 12, 13, 14, 15 and 20 of the Custodial Agreement; provided that any fees and expenses of attorneys payable pursuant to Section 11 thereof shall not exceed $75,000 per calendar year (on an average basis), so that any excess not paid pursuant to Section 605(b)(i) eighth shall be paid in a subsequent year.

         Cut-off Date:  August 1, 1999.

         Cut-off Date Balance:  The Total Loan Balance as of the Cut-off Date.

         DCR:  Duff & Phelps Credit Rating Co., or its successor in interest.

         Debt Consolidation Loan: A loan, the proceeds of which were primarily used by the related Mortgagor for debt consolidation purposes or purposes other than to finance property improvements.

         Deferred Amount:  Not applicable.

         Deficiency Amount: With respect to any Distribution Date, the excess, if any, of (a) the sum of (i) for any Distribution Date, the Noteholders' Interest Distribution Amount and (ii) for any Distribution Date on which the Overcollateralization Amount is zero, the amount by which the Class Principal Amount of the Notes as of such Distribution Date (before giving effect to distributions of principal on the Notes on such Distribution Date) exceeds the Total Loan Balance for such Distribution Date over (b) the Available Funds (net of the Premium Amount payable to MBIA, and if GMACM is no longer the Servicer, the Owner Trustee Compensation and the Custodian Compensation) for such Distribution Date.

         Deleted Home Loan: A Home Loan replaced by or to be replaced by a Qualified Substitute Home Loan.

         Delinquency Loss Factor: With respect to any Distribution Date, the aggregate of the Principal Balances of all Home Loans that are (a) 30 to 59 days Delinquent, multiplied by 50%, (b) 60 to 89 days Delinquent, multiplied by 75%, and (c) 90 or more days Delinquent.

         Delinquent: A Home Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Home Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31- day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

         Depositor: ACE Securities Corp., a Delaware corporation, and any successor thereto.

         Designated Depository Institution: With respect to the Collection Account, the trust department of a federal or state chartered depository institution acceptable to the Note Insurer, acting in its fiduciary capacity, having combined capital and surplus of at least $100,000,000; provided, however, that if the Collection Account is not maintained with the Indenture Trustee, (i) such institution shall have a long-term debt rating of at least "A" or the equivalent by each Rating Agency and (ii) the Servicer shall provide the Indenture Trustee and the Note Insurer with a statement identifying the location and account information of the Collection Account upon a change in the location of such account.

         Determination Date: With respect to each Distribution Date, the last day of the month immediately preceding the month in which such Distribution Date occurs.

         Distribution Date: The 20th day of any month, or if such 20th day is not a Business Day, the first Business Day immediately following, commencing in September 1999.

         Drive-by Inspection: An inspection report made by an independent third party acceptable to FNMA or FHLMC for the conduct of drive-by inspections, which report shall include a photograph of the Mortgaged Property.

         Due Date: With respect to any Home Loan, the day of the month in which the related Monthly Payment is due.

         Due Period: With respect to each Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

         Eligible Account: Either (A) a segregated account or accounts maintained with an institution (which may include the Indenture Trustee, provided such institution otherwise meets these requirements) whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated AA (or the equivalent) or better by each Rating Agency and in the highest short term rating category by each Rating Agency, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association (including the Indenture Trustee) duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Note Insurer and each Rating Agency or (B) a segregated trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution acceptable to each Rating Agency and the Note Insurer (the Indenture Trustee and the Custodian shall be deemed acceptable, provided that the Indenture Trustee or the Custodian, as applicable, otherwise meets these requirements), having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity.

         Entitlement Holder: The meaning specified in Section 8-102(a)(7) of the New York UCC.

         Entitlement Order: The meaning specified in Section 8-102(a)(8) of the New York UCC (i.e., generally, orders directing the transfer or redemption of any Financial Asset).

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Event Of Default: One or more of the events described in Section 7.01 hereof.

         Excess Spread: With respect to any Distribution Date, the amount, if any, by which (a) the Available Funds for such Distribution Date exceed (b) the sum of the Regular Principal Distribution Amount, the Noteholders' Interest Distribution Amount, the Premium Amount and the Reimbursement Amount and, if GMACM is no longer the Servicer, the Owner Trustee Compensation and the Custodian Compensation.

         FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

         Fee Letter Agreement: The fee letter agreement between the Owner Trustee and the Seller attached as Exhibit F to the Trust Agreement.

         FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

         Financial Asset: The meaning specified in Section 8-102(a)(9) of the New York UCC.

         Fitch: Fitch ICBA, Inc., or its successor in interest.

         FNMA: The Federal National Mortgage Association and any successor thereto.

         Foreclosure Property: Any real property or personal property securing a Home Loan that has been acquired by the Servicer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Home Loan.

         GMACM:  GMAC Mortgage Corporation.

         Home Improvement Loan: A loan, the net proceeds of which were or will be used by the Mortgagor to finance property improvements.

         Home Loan: An individual Home Improvement Loan, Debt Consolidation Loan, Combination Loan, Purchase or Refinance Loan that is assigned and transferred to the Indenture Trustee pursuant to this Agreement and identified on Exhibit D hereto. As applicable, Home Loan shall be deemed to refer to the related Mortgage, Mortgage Note and any related Foreclosure Property.

         Home Loan Sale Agreement: The Home Loan Sale Agreement dated as of August 1, 1999, between the Seller and the Depositor.

         Home Loan Schedule: The list of the Home Loans transferred to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee on or before the Closing Date or Subsequent Transfer Date and attached hereto as Exhibit C and delivered in computer readable format, which list shall set forth at a minimum the following information as to each Home Loan:

               (i) the full name of the Mortgagor;

               (ii) the Home Loan identifying number;

               (iii) the current or original, as applicable, Monthly Payment as of the Cut-off Date;

               (iv) the scheduled first payment date;

               (v) the scheduled maturity date;

               (vi) the original Principal Balance;

               (vii) the Principal Balance as of the Cut-off Date;

               (viii) the current, or original, as applicable, Mortgage Rate as of the Cut-off Date;

               (ix) the complete address of the Mortgagor;

               (x) the Credit Score; and

               (xi) the combined loan-to-value ratio at origination.

         Such schedule may consist of multiple reports that collectively set forth all of the information required.

         HUD:  The United States Department of Housing and Urban Development.

         Indenture: The Indenture dated as of August 1, 1999, between the Issuer and the Indenture Trustee.

         Indenture Trustee: First Union National Bank, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

         Indenture Trustee Fee: Not applicable.

         Indenture Trustee Fee Rate: Not applicable.

         Indenture Trustee Remittance Report: As defined in Section 6.07.

         Initial Capitalized Interest Amount:  Not applicable.

         Initial LIBOR Rate: Not applicable.

         Initial Home Loan: Not applicable.

         Insurance Agreement: The Insurance Agreement dated as of August 1, 1999 among the Note Insurer, the Seller, the Depositor, the Servicer, the Issuer and the Indenture Trustee, as such agreement may be amended or supplemented in accordance with the provisions thereof.

         Insurance Policy: Any standard hazard insurance policy, flood insurance policy, earthquake insurance policy or title insurance policy relating to a Home Loan or a Mortgaged Property.

         Insurance Proceeds: With respect to each Distribution Date and any Home Loan, an amount equal to the proceeds received by the Indenture Trustee or the Servicer by any insurer pursuant to any insurance policy covering a Home Loan, Mortgaged Property or Foreclosure Property or any other insurance policy that related to a Home Loan, net of any expenses incurred by the Indenture Trustee or the Servicer in connection with the collection of those proceeds and not otherwise reimbursed, but excluding any proceeds that are to be applied to the restoration or repair of the Mortgaged Property or released to the related Mortgagor in accordance with Accepted Servicing Practices.

         Insured Note:  Any Note.

         Insured Noteholder:  Any holder of an Insured Note.

         Insured Payment:  As defined in the Note Insurance Policy.

         Interest Rate: With respect to each Class of Securities, the per annum rate of interest applicable to Securities of such Class, as specified below:

                    Class                 Interest Rate
                      A                     7.749%(1)

                  Residual                    (2)

(1) The Interest Rate applicable to the Class A Notes remaining outstanding will be increased by 0.50% with respect to each Distribution Date occurring after the date on which the Majority Residual Interestholders are first permitted to exercise the option to redeem or terminate the Securities pursuant to Section 8.01(b).

(2) The Residual Interest Certificates will be issued without a Class Principal Amount and will not bear interest.

         Junior Home Loan: Any Home Loan secured by a junior lien on the related Mortgaged Property.

         Late Payment Rate:  As defined in the Insurance Agreement.

         LIBOR: With respect to each Accrual Period, the per annum rate determined pursuant to Section 6.14 on the basis of London interbank offered rate quotations for one-month Eurodollar deposits, as such quotations may appear on the display designated as page 3750 on the Dow Jones Telerate Service (or such other page as may replace such page on that service for the purpose of displaying London interbank offered quotations of major banks).

         LIBOR Security:  Not applicable.

         LIBOR Determination Date: The second London Business Day preceding the commencement of each Accrual Period.

         Liquidated Home Loan: A defaulted Home Loan as to which the Servicer has determined that all recoverable liquidation and insurance proceeds have been received, which will be deemed to occur upon the earlier of (a) the liquidation of the related Mortgaged Property acquired through foreclosure or similar proceedings, (b) the Servicer's determination in accordance with customary servicing practices that no further amounts are collectible from the Home Loan and any related security, or (c) the 180th day that any portion of a scheduled monthly payment of principal and interest is past due.

         Liquidation Proceeds: With respect to a Liquidated Home Loan, any cash amounts received in connection with the liquidation of such Liquidated Home Loan, whether through trustee's sale, foreclosure sale or other disposition, and any other amounts required to be deposited in the Collection Account pursuant to Section 5.12, in each case other than Post-Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds.

         Loan Purchase Price: With respect to any Home Loan purchased from the Trust Estate pursuant to this Agreement or the Home Loan Sale Agreement, the sum of (i) the outstanding principal balance of such Home Loan as of the date of purchase, (ii) all interest accrued thereon and unpaid to the end of the Due Period during which such purchase occurs and (iii) the amount of any Servicing Advances remaining unreimbursed with respect to such Home Loan.

         London Business Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

         Loss Rate Servicer Default Trigger Event: A Loss Rate Trigger Event shall be deemed to have occurred with respect to any Distribution Date if the Rolling Loss Percentage for such date exceeds 8.00%.

         Lost Note Affidavit: Any lost note affidavit provided by FirstPlus Financial, Inc. or the Seller, substantially in the forms attached hereto as Exhibit K.

         Maintenance: With respect to any Cooperative Unit, the rent or fee paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

         Majority Residual Interestholders: The Holder or Holders of Residual Interest Certificates evidencing Percentage Interests in excess of 51% of such Class.

         Majority Securityholders: The Holder or Holders of Securities evidencing Percentage Interests in excess of 51% of each Class outstanding.

         MERS: Mortgage Electronic Registration Systems, Inc., a Delaware Corporation, or any successor in interest thereto.

         MERS Home Loan: Any Home Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

         Monthly Payment: As to any Home Loan and any Due Date, the scheduled payment of principal and interest due thereon for such Due Date.

         Moody's:  Moody's Investors Service, or its successor in interest.

         Mortgage: The mortgage, deed of trust or other instrument creating a lien on the Mortgaged Property.

         Mortgage File: The mortgage documents listed in Exhibit B attached hereto pertaining to a particular Home Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Indenture Trustee or the Custodian on behalf of the Indenture Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

         Mortgage Note: The original, executed note or other evidence of the indebtedness of a Mortgagor under a Home Loan.

         Mortgage Pool: The aggregate of the Home Loans identified on the Home Loan Schedule.

         Mortgage Rate: As to any Home Loan, the per annum rate at which interest accrues under the related Mortgage Note.

         Mortgaged Property: The underlying property securing a Home Loan, consisting of a fee simple estate in a single parcel of land improved by a Residential Dwelling.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Liquidation Proceeds: With respect to each Distribution Date, an amount equal to any cash amounts received during the related Due Period from Liquidated Home Loans, whether through trustee's sale, foreclosure sale, disposition of Foreclosure Properties, whole loan sales or otherwise (other than Insurance Proceeds and Released Mortgaged Property Proceeds), and any other cash amounts received during the related Due Period in connection with the management of the Mortgaged Properties from Deleted Home Loans, in each case, net of any reimbursements to the Servicer made from such amounts for any unreimbursed Servicing Advances made with respect to the related Liquidated Home Loans or Mortgaged Properties and any other fees and expenses paid in connection with the foreclosure, conservation and liquidation of the related Liquidated Home Loans or Mortgaged Properties pursuant to Section 5.12 hereof.

         Net Mortgage Rate:  Not applicable.

         Net Worth: As of any date of determination, (a) assets of the Servicer and its subsidiaries minus (b) all indebtedness of the Servicer and its subsidiaries, calculated in each case in accordance with generally accepted accounting principles.

         NOI: A notice of intent to foreclose delivered by the Servicer to the applicable Mortgagor in compliance with applicable law.

         Non-MERS Home Loan: Any Home Loan other than a MERS Home Loan. As of the Closing Date, each Home Loan is a Non-MERS Home Loan.

         Nonrecoverable Advances: With respect to any Home Loan, any Servicing Advances previously made and not reimbursed from late collections or other recoveries in respect of the related Home Loan.

         Non-reduction Trigger Event: A Non-reduction Trigger Event will have occurred with respect to any Distribution Date if (a) prior to the Distribution Date in September 2002, the Three Month Annualized Loss Rate for such Distribution Date exceeds 6.00% and (b) on and after the Distribution Date in September 2002, the Three Month Annualized Loss Rate for such Distribution Date exceeds 4.00%. Following the occurrence of any of a Non-reduction Trigger Event, such event shall be deemed to be continuing on succeeding Distribution Date until the following is true for each of six consecutive Distribution Dates: the Three Month Annualized Loss Rate is less than the applicable level specified in the first sentence above.

         Note(s):  One or more of the Class A Notes.

         Note Distribution Account: The account established in accordance with
Section 6.01(a)(ii) hereof and maintained by or on behalf of the Indenture Trustee.

         Note Insurance Payment Account: The Note Insurance Payment Account established in accordance with Section 6.04(c) hereof and maintained on behalf of the Indenture Trustee.

         Note Insurance Policy: The Note Guaranty Insurance Policy No. 29900, dated the Closing Date, and any endorsements thereto, issued by the Note Insurer for the benefit of Holders of the Insured Notes, a copy of which is attached hereto as Exhibit A.

         Note Insurer: MBIA Insurance Corporation, a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

         Note Insurer Default: Any failure by the Note Insurer to make a payment required under the Note Insurance Policy in accordance with its terms, which failure continues unremedied for five Business Days.

         Note Register: As defined in the Indenture.

         Noteholder:  Each holder of a Note.

         Noteholders' Interest Carryforward Amount: With respect to any Distribution Date, the excess, if any, of the Noteholders' Monthly Interest Distributable Amount for the immediately preceding Distribution Date and any Noteholders' Interest Carryforward Amount remaining outstanding with respect to prior Distribution Dates, over the amount in respect of interest that was paid on the Notes on such immediately preceding Distribution Date, and interest on that amount for the related Accrual Period at the Interest Rate.

         Noteholders' Interest Distribution Amount: With respect to any Distribution Date, the sum of the Noteholders' Monthly Interest Distribution Amount for such Distribution Date and the Noteholders' Interest

Carryforward Amount for such Distribution Date.

         Noteholders' Monthly Interest Distribution Amount: With respect to any Distribution Date, the aggregate of interest accrued for the related Accrual Period at the applicable Interest Rate on the Class Principal Amount of the Notes immediately preceding such Distribution Date.

         Notional Security:  Not applicable.

         Offering Document:  The Prospectus.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President and the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries or a Servicing Officer of the Seller, the Servicer, or the Depositor, as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel, which opinion shall be acceptable in form and substance to the Indenture Trustee and the Note Insurer and delivered to the Indenture Trustee and the Note Insurer from counsel reasonably acceptable to each addressee of such opinion and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to federal income tax matters must be an opinion of counsel who (i) is in fact independent of the Seller, the Servicer and the Indenture Trustee, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Servicer or the Indenture Trustee or in an Affiliate thereof, (iii) is not connected with the Seller or the Servicer or the Indenture Trustee as an officer, employee, director or person performing similar functions and (iv) is reasonably acceptable to the Note Insurer.

         Optimal Principal Amount: With respect to any Distribution Date, an amount equal to the Total Loan Balance as of the immediately preceding Determination Date minus the Targeted Overcollateralization Amount for such Distribution Date.

         Original Pre-Funded Amount:  Not applicable.

         Outstanding Home Loan: As to any Due Date, a Home Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Home Loan prior to such Due Date, and which was not purchased by the Servicer or the Seller prior to such Due Date.

         Overcollateralization Amount: With respect to any Distribution Date, the amount, if any, by which (x) the Total Loan Balance for such Distribution Date exceeds (y) the Class Principal Amount of the Notes after giving effect, unless otherwise specified, to distributions in respect of the Notes on such Distribution Date.

         Overcollateralization Release Amount: With respect to any Distribution Date, the lesser of (a) the Regular Principal Distribution Amount and (b) the excess, if any, of the Overcollateralization Amount for such Distribution Date over the Targeted Overcollateralization Amount for such date.

         Overcollateralization Shortfall: With respect to any Distribution Date, the amount, if any, by which (x) the Targeted Overcollateralization Amount for such Distribution Date exceeds (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose before giving effect to the reduction on such Distribution Date of the Class Principal Amount of the Notes resulting from payments in respect of the Notes on such Distribution Date.

         Owner Trustee: Wilmington Trust Company, a Delaware banking corporation, and any successor in interest, not in its individual capacity, but solely as owner trustee under the Trust Agreement.

         Owner Trustee Compensation: The Owner Trustee Fee and any other amounts payable to the Owner Trustee under the fee agreement attached as Exhibit F to the Trust Agreement.

         Owner Trustee Fee: The annual fee of $4,000 payable to the Owner Trustee pursuant to the Fee Letter Agreement.

         Owner-Occupied Mortgaged Property: A Residential Dwelling as to which the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Home Loan.

         Ownership Interest: As to any Security, any ownership or security interest in such Security, including any interest in such Security as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Payahead: With respect to any Home Loan and any Due Date therefor, any Monthly Payment received by the Servicer during any Due Period in addition to the Monthly Payment due on such Due Date, intended by the related Mortgagor to be applied on a subsequent Due Date.

         Percentage Interest: With respect to a Note and any date of determination, the portion evidenced by such Note, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the initial Principal Amount represented by such Note and the denominator of which is the initial Class Principal Amount or Class Notional Amount of such Class of Notes. With respect to a Residual Interest Certificate and any date of determination, the portion evidenced thereby as stated on the face of such Certificate.

         Periodic Advance:  Not applicable.

         Permitted Investments: As used herein, Permitted Investments shall be limited to the following:

         (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States and any obligation of, or guaranties by, FHLMC or FNMA (other than senior debt obligations and mortgage pass-through certificates guaranteed by FHLMC or
FNMA) shall be a Permitted Investment; provided that at the time of such investment, such investment is acceptable to the Note Insurer, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

         (b) federal funds and certificates of deposit, time and demand deposits and banker's acceptances (having original maturities of not more than 365 days) issued by any bank or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking authorities, provided that at the time of such investment or contractual commitment providing for such investment the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated in its highest rating by each Rating Agency; provided that any such certificates of deposit must be secured at all times by collateral described in clause (a) or (b) above, such collateral must be held by a third party and the Indenture Trustee must have a perfected first priority security interest in such collateral;

         (c) commercial paper (having original maturities of not more than 180 days) rated in its highest rating by each Rating Agency;

         (d) investments in money market funds rated in its highest rating by each Rating Agency, which funds are registered under the Investment Company Act of 1940 and whose shares are registered under the Act; and

         (e) other investments approved by the Rating Agencies and the Note Insurer in writing delivered to the Indenture Trustee;

provided that each such Permitted Investment shall be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code and that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par.

         Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

         Pool Balance:  Not applicable.

         Pool Percentage:  Not applicable.

         Post-Liquidation Proceeds:  As defined in Section 5.12(b).

         Post-Stepdown Overcollateralization Amount: With respect to any Distribution Date (a) on or after the Stepdown Date and (b) with respect to which (i) no claim has been made for payment under the Note Insurance Policy and (ii) a Step-up Trigger Event has not occurred or is not continuing, the greater at (A) the product of 43.30% and the Total Loan Balance as of the related Determination Date and (B) the product of 1.00% and the Cut-off Date Balance; with respect to any Distribution Date (x) on or after the Stepdown Date and (y) with respect to which (1) no claim has been made for payment under the Note Insurance Policy and (2) a Step-up Trigger Event has occurred or is continuing, the greater at (A) the product of 54.00% and the Total Loan Balance as of the related Determination Date and (B) the product of 1.00% and the Cut-off Date Balance.

         Preference Amount: Any amount previously distributed to an Insured Noteholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.) as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         Preference Claim:  As defined in Section 6.04(e).

         Pre-Funded Amount:  Not applicable.

         Pre-Funding Account:  Not applicable.

         Pre-Funding Period:  Not applicable.

         Premium Amount: On each Distribution Date, the product of 1/12 of the Premium Percentage and the aggregate Principal Amount of the Insured Notes immediately prior to the related Distribution Date.

         Premium Percentage: The rate per annum set forth as the premium percentage in the Insurance Agreement.

         Premium Rate: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the product of (i) the Premium Percentage and (ii) the aggregate Principal Amount of the Insured Notes immediately prior to such date, and the denominator of which is the Total Loan Balance for the immediately preceding Distribution Date.

         Principal Amount: With respect to any Security other than any Notional Security or Residual Interest Certificate, the initial Principal Amount thereof, less the amount of all principal distributions previously made with respect to such Security and any Applied Loss Amount previously allocated to such Security. The Notional Securities and Residual Interest Certificates are issued without Principal Amounts.

         Principal Balance: With respect to any date of determination and any Home Loan or related Foreclosure Property, an amount equal to the Cut-off Date principal balance of such Home Loan minus all principal reductions credited against the Principal Balance of such Home Loan since such Cut-off Date through the end of the immediately preceding Due Period; provided, however, that the Principal Balance of a Liquidated Home Loan shall be zero.

         Principal Distribution Amount:  Not applicable.

         Principal Prepayment in Full: Any payment or other recovery of principal on a Home Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date.

         Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

         Prospectus: The prospectus supplement dated August 6, 1999, together with the accompanying prospectus dated July 26, 1999, relating to the Notes.

         Qualified Substitute Home Loan: A home loan substituted for a Deleted Home Loan which, on the date of such substitution, (i) has an interest rate not more than 0.50% lower than the Mortgage Rate for the Deleted Home Loan,
(ii) matures not more than one year later than and not more than one year earlier than the Deleted Home Loan, (iii) has a principal balance (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Home Loan as of such date, (iv) has a lien priority no lower than the Deleted Home Loan, (v) has a related mortgagor with a Credit Score equal to or greater than the Credit Score of the Mortgagor with respect to the Deleted Home Loan, and (vi) complies as of the date of substitution with each representation and warranty set forth in Section 1.04(b) of the Home Loan Sale Agreement and is not more than 30 days delinquent as of the date of substitution for such loan; and
(vii) has a related mortgagor with a Credit Score at origination of not less than 620. For purposes of determining whether multiple home loans proposed to be substituted for one or more Deleted Home Loans pursuant to Section 3.03 are in fact "Qualified Substitute Home Loans" as provided above, the criteria specified in clauses (i), (ii), (iii), (v) and (vii) above may be considered on an aggregate or weighted average basis, rather than on a loan-by-loan basis (e.g., so long as the weighted average Mortgage Rate of any loans proposed to be substituted is not less than nor more than one percentage point different from the Mortgage Rate for the designated Deleted Home Loan or Home Loans and the weighted average Credit Score of any Qualified Substitute Home Loans cumulatively substituted is equal to the weighted average Credit Score of the Deleted Home Loans, the requirements of clauses (i) and (v) above would be deemed satisfied), except that, with respect to any such substitution, the lowest Credit Score of any home loan substituted shall not be lower than the lowest Credit Score of the related Deleted Home Loans.

         Rating Agency: Each of Moody's and S&P. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Note Insurer notice by which designation shall be given to the Issuer, the Indenture Trustee, the Owner Trustee and the Servicer.

         Realized Loss: With respect to any Liquidated Home Loan, the amount, if any, by which the sum of the unpaid principal balance thereof plus interest accrued and unpaid thereon exceeds the Net Liquidation Proceeds with respect thereto.

         Recognition Agreement: With respect to any Cooperative Loan, an agreement between the related Cooperative Corporation and the originator of such Home Loan to establish the rights of such originator in the related Cooperative Property.

         Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date.

         Reference Banks:  As defined in Section 6.14.

         Regular Distribution Amount: With respect to any Distribution Date, the lesser of (a) the Available Funds remaining after payment of (i) the Premium Amount and (ii) if GMACM is no longer the Servicer, the Owner Trustee Compensation and the Custodian Compensation, and (b) the sum of (i) the Noteholders' Interest Distribution Amount and (ii) the Regular Principal Distribution Amount.

         Regular Principal Distribution Amount: With respect to each Distribution Date, an amount equal to the lesser of:

         (a) the sum of (i) each scheduled payment of principal collected by the Servicer in the related Due Period, (ii) all partial and full principal prepayments applied by the Servicer during such Due Period, (iii) the principal portion of all Net Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds received by the Servicer during such Due Period in respect of any Home Loan, to the extent received on or prior to the date on which such Home Loan became a Liquidated Home Loan, (iv) that portion of the Purchase Price of any repurchased Home Loan allocable to principal, (v) the principal portion of any Substitution Adjustments required to be deposited in the Collection Account as of the related Determination Date and (vi) the principal portion of the Termination Price, if any; and

         (b) the aggregate of the outstanding principal balances of the Notes immediately prior to such Distribution Date.

         Reimbursement Amount: As of any Distribution Date, the sum of (a)(i) all Insured Payments (as defined in the Note Insurance Policy) previously paid by the Note Insurer and in each case not previously repaid to the Note Insurer pursuant to Section 6.05 hereof plus (ii) interest accrued on each such Insured Payment not previously repaid calculated at the Late Payment Rate from the date such Insured Payment was made and (b)(i) any amounts then due and owing to the Note Insurer under the Insurance Agreement, as certified to the Indenture Trustee by the Note Insurer plus (ii) interest on such amounts at the Late Payment Rate (as defined in the Insurance Agreement). The Note Insurer shall notify the Indenture Trustee and the Depositor of the amount of any Reimbursement Amount.

         Released Mortgaged Property Proceeds: With respect to each Distribution Date and any Home Loan, an amount equal to the proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which are not released to the Mortgagor in accordance with applicable law, Accepted Servicing Practices and this Agreement.

         Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         Relief Act Shortfall: With respect to any Distribution Date and each Home Loan as to which there has been a reduction in the amount of interest collected with respect to the related Due Period as a result of application of the Relief Act, the amount by which (a) interest collectible on such Home Loan during such Due Period is less than (b) one month's interest on the Principal Balance of such Home Loan at the applicable Mortgage Rate before giving effect to the Relief Act.

         Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

         Reserve Interest Rate:  Not applicable.

         Residential Dwelling: A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development, a townhouse or a manufactured housing unit which is non-mobile.

         Residual Interest Certificate: As defined in the Trust Agreement.

         Residual Certificateholder: Any Holder of a Residual Interest Certificate.

         Responsible Officer: When used with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, Assistant Treasurer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers who has direct responsibility for the administration of this Agreement or to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Seller or the Servicer, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

         Retained Amounts: With respect to each Home Loan, all income derived therefrom other than the Servicing Fee, including, without limitation, any late charges, prepayment fees or penalties, assumption fees, subordination fees, collateral substitution fees, optional insurance administrative fees and all other incidental fees and charges relating to such Home Loan, provided, that fees received by the Servicer with respect to checks or bank drafts returned by the related bank for non-sufficient funds shall not constitute Retained Amounts.

         Rolling Delinquency Percentage: With respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Determination Dates (or such fewer number of Determination Dates since the Cut-off Date, in the case of the first two Distribution Dates), the numerator of which is equal to the aggregate Principal Balance of all Home Loans, as of the relate Determination Date, Delinquent, in foreclosure or Foreclosure Property (other than Liquidated Home Loans), or as to which the related Mortgagor was the subject of a bankruptcy proceeding or was paying a reduced Monthly Payment as a result of a bankruptcy workout, or that was modified in excess of the 2.0% limitation provided in
Section 5.12(d) hereof, and the denominator of which is the Total Loan Balance as of such Determination Date.

         Rolling Loss Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the aggregate of Realized Losses incurred during the immediately preceding 12 Due Periods and the denominator of which is the average Principal Balance of the Home Loans as of the first day of the 12th preceding Due Period.

         S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

         Securities Intermediary: The Person acting as Securities Intermediary under this Agreement ( which is the Indenture Trustee, or the Administrator on behalf of the Indenture Trustee), its successor in interest, and any successor Securities Intermediary appointed pursuant to Section 6.01(c).

         Security:  Any Note or Certificate.

         Security Agreement: With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

         Security Entitlement: The meaning specified in Section 8-102(a)(17) of the New York UCC.

         Securityholder or Holder: The Person in whose name a Security is registered in the Note Register or the Certificate Register, as applicable.

         Seller: German American Capital Corporation, a Maryland corporation, or its successor in interest.

         Senior Enhancement Percentage: Not applicable.

         Senior Mortgage Loan: With respect to any Junior Home Loan, a mortgage loan on the related Mortgaged Property that is senior to the lien provided by such Junior Home Loan.

         Servicer: GMAC Mortgage Corporation, a Pennsylvania corporation, or any successor appointed as herein provided.

         Servicer Remittance Date: With respect to any Distribution Date, the 18th day of the month in which such Distribution Date occurs, or if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day.

         Servicer's Monthly Remittance Report: The report containing the information described in Section 5.19 hereof.

         Servicing Advances: Subject to Section 5.21, all reasonable, customary and necessary "out of pocket" costs and expenses advanced or paid by the Servicer with respect to the Home Loans in accordance with the performance by the Servicer of its servicing obligations hereunder, including, but not limited to, the costs and expenses for (i) the preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments, (ii) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations pursuant to Section 5.12, (iii) the conservation, management and sale or other disposition of any Foreclosure Property pursuant to Section 5.12, (iv) the preservation of the security for a Home Loan if any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien pursuant to Section 5.31; provided that such Servicing Advances are reimbursable to the Servicer as provided in
Section 5.04) to the extent not previously deducted or retained by the Servicer in calculating Net Liquidation Proceeds hereunder.

         Servicing Fee: The monthly fee payable to the Servicer. Such fee shall be equal to the product the Servicing Fee Rate and the aggregate unpaid principal balance of the Home Loans at the start of the related Due Period provided, that no Servicing Fee will be payable with respect to any Liquidated Home Loan unless the Servicer has determined, in its reasonable judgment, that additional collection efforts with respect to such Home Loan are in the best interests of the Noteholders and the Note Insurer; and provided, further, that no Servicing Fee will be payable in any event with respect to any Home Loan that is 18 months or more delinquent in payment. Such fee shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Home Loan is computed. The Servicing Fee includes any servicing fees owed or payable to any Subservicer, any custodial fees owed and payable to the Custodian, and any trustee fees owed and payable to the Owner Trustee and the Indenture Trustee, which fees shall be paid from the Servicing Fee.

         Servicing Fee Rate:  0.75% per annum.

         Servicing Officer: Any employee of the Servicer involved in, or responsible for, the administration and servicing of the Home Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee and the Note Insurer by the Servicer, as such list may from time to time be amended.

         Stepdown Date: The latest to occur of (a) the Distribution Date in September 2002; (b) the first Distribution Date on which the Overcollateralization Amount for such date equals or exceeds the product of
(i) 43.30% and (ii) the Total Loan Balance for such date, and (c) the first Distribution Date on which the Class Principal Amount of the Notes after giving effect to distributions on such date is equal to or less than $153, 201, 452; provided, in each case, that a Step-up Trigger Event has not occurred with respect to the Distribution Date and no claim has been made for payment under the Note Insurance Policy.

         Step-up Trigger Event: A Step-up Trigger Event will have occurred with respect to any Distribution Date if either (1) the Three Month Delinquency Rate for such Distribution Date is equal to or greater than 3.00%;
(2) (i) prior to the Distribution Date in September 2002, the Three Month Annualized Loss Rate for such Distribution Date exceeds 8.00% and (ii) on and after the Distribution Date in September 2002, the Three Month Annualized Loss Rate for such Distribution Date exceeds 6.00%; or (3) the Calculated Loss Percentage for such Distribution Date exceed the applicable Total Expected Loss Percentage. Following the occurrence of any of the events described in subclauses (1) through (3) above, a Step-up Trigger Event shall be deemed to be continuing on succeeding Distribution Dates until each of the following is true for each of six consecutive Distribution Dates: (i) the Three Month Delinquency Rate is less than 3.00%, (ii) the Three Month Annualized Loss Rate is less than the applicable level specified in subclause (2) above, and (iii) the Calculated Loss Percentage is less than the applicable Total Expected Loss Percentage.

         Subsequent Cut-off Date:  Not applicable.

         Subsequent Home Loan:  Not applicable.

         Subsequent Transfer Date:  Not applicable.

         Subsequent Transfer Instrument:  Not applicable.

         Subservicer: Any Person that satisfies the requirements of Section
5.02 with which the Servicer has entered into a Subservicing Agreement pursuant to the terms of this Agreement.

         Subservicing Agreement: The contract between the Servicer and any Subservicer.

         Substitution Adjustment: With respect to any date on which a substitution occurs pursuant to Sections 2.04 or 3.03, the sum of (i) the amount (if any) by which the aggregate unpaid principal balances of the Qualified Substitute Home Loans (after application of principal payments received on or before the date of substitution of any Qualified Substitute Home Loans as of the date of substitution), are less than the aggregate of the unpaid principal balances of the related Deleted Home Loans, (ii) interest accrued and unpaid on the related Deleted Home Loans, (iii) the amount of any Servicing Advances remaining unreimbursed with respect to such Deleted Home Loans and (iv) the amount of any Servicing Advances reimbursed other than from collections or other recoveries in respect of such Deleted Home Loans.

         Superior Lien: With respect to any Home Loan which is secured by other than a first priority lien, the mortgage(s) relating to the corresponding Mortgaged Property having a superior priority lien.

         Targeted Overcollateralization Amount: With respect to any Distribution Date occurring prior to the Stepdown Date, and with respect to any Distribution Date as to which a claim has been made for payment under the
Note Insurance Policy, an amount equal to the Base Specified Overcollateralization Amount for such date. With respect to any other Distribution Date, an amount equal to the Post-Stepdown Overcollateralization Amount for such date. Notwithstanding the foregoing, the Targeted Overcollateralization Amount for any Distribution Date with respect to which a Non-reduction Trigger Event has occurred or is continuing shall not be less, expressed as a dollar amount, than the Targeted Overcollateralization Amount on the last Distribution Date prior to the initial occurrence of such Non-reduction Trigger Event.

         Termination Price: With respect to any date of determination, an amount equal to the sum of (1) 100% of the total outstanding principal balance of the Home Loans plus accrued interest thereon at the applicable Home Loan Rate, and (2) the fair market value of all other property being purchased; provided, that the Termination Price will not be less than the sum of the following: (i) the Class Principal Amount of the Notes plus all accrued and unpaid interest thereon at the Interest Rate, (ii) any Servicing Fees due and unpaid, (iii) any unreimbursed Servicing Advances, including Servicing Advances deemed to be nonrecoverable, (iv) any amounts owed to the Indenture Trustee, the Owner Trustee and the Custodian, and (v) any amounts owed to the
Note Insurer under the Insurance Agreement, including reimbursement for payments under the Insurance Policy.

         Three Month Annualized Loss Rate: With respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Determination Dates (or such fewer number of Determination Dates since the Cut-off Date, in the case of the first two Distribution Dates), the numerator of which is equal to the aggregate of all Realized Losses incurred during the calendar month ending on such Determination Date multiplied by 12 and the denominator of which is the Total Loan Balance as of each such Determination Date.

         Three Month Delinquency Rate: With respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Determination Dates (or such fewer number of Determination Dates since the Cut-off Date, in the case of the first two Distribution Dates), the numerator of which is equal to the aggregate Principal Balance of all Home Loans more than 60 days Delinquent as of each such Determination Date and the denominator of which is the Total Loan Balance as of each such Determination Date.

         Total Expense Rate:  Not applicable.

         Total Expected Loss Percentage: With respect to any Distribution Date, the percentage specified below for the period of time during which such Distribution Date occurs:

                      Period                             Percentage
                      ------                             ----------
            September 1999 - August 2000                     3.50%
            September 2000 - August 2001                     7.00
            September 2001 - August 2002                    11.50
            September 2002 - August 2003                    14.50
            September 2003 - August 2004                    15.50
            September 2004 and thereafter                   16.50

         Total Expected Losses: With respect to any Distribution Date, the sum of (a) the aggregate of all Realized Losses from the Cut-off Date through the related Determination Date and (b) the Delinquency Loss Factor for such Distribution Date.

         Total Loan Balance: The aggregate of the Principal Balances of all Home Loans at the date of determination.

         Transaction Document: As defined in the Insurance Agreement.

         Trust:  The Issuer.

         Trust Account:  As defined in Section 6.01(b).

         Trust Account Property: The Trust Accounts, the Certificate Distribution Account, all amounts and investments held from time to time in the Trust Accounts and the Certificate Distribution Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities, securities entitlements, investment property or otherwise) and all proceeds of the foregoing.

         Trust Agreement: The Amended and Restated Trust Agreement dated as of August 1, 1999 between the Depositor and the Owner Trustee.

         Trust Estate: The assets subject to this Agreement and the Indenture, transferred by the Depositor to the Issuer and pledged by the Issuer to the Indenture Trustee, consisting of all accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, notes, drafts, letters of credit, advices of credit, investment property, uncertificated securities and rights to payment of any and every kind consisting of, advising from or relating to any of the following: (a) such Home Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof received on and after the Cut-off Date, other than Retained Amounts, (b) such assets as from time to time are identified as deposited in the Certificate Distribution Account, (c) such assets as from time to time are identified as Foreclosure Property and collections thereon and proceeds thereof, (d) assets that are deposited in the Trust Accounts, including amounts on deposit in the Trust Accounts and invested in Permitted Investments, other than Retained Amounts, (e) the Indenture Trustee's rights with respect to the Home Loans under all insurance policies required to be maintained pursuant to this Agreement (including the Note Insurance Policy) and any Insurance Proceeds (and any proceeds of the
Note Insurance Policy), (f) Liquidation Proceeds, (g) Released Mortgaged Property Proceeds, (h) the rights (but not the obligations) of the Depositor under the Home Loan Sale Agreement to the extent assigned to the Indenture Trustee hereunder, (i) the Depositor's security interest in any collateral pledged to secure the Home Loans, including the Mortgaged Properties, and (j) any and all income, revenues, issues, products, revisions, substitutions, replacements, profits, rents and all cash and non-cash proceeds of the foregoing.

         UCC: The Uniform Commercial Code in effect in the applicable jurisdiction.

         UCC Financing Statement: A financing statement executed and filed pursuant to the UCC.

         Unpaid Basis Risk Shortfall: Not applicable.

         Section 1.02. Provisions of General Application. (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

         (b) The terms defined in this Article include the plural as well as the singular.

         (c) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole. All references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement.

         (d) Reference to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes.

         (e) All calculations of interest (other than with respect to the Home Loans, or as otherwise specifically set forth herein) provided for herein shall be made on the basis of a 360-day year consisting of twelve 30-day months. All calculations of interest with respect to any Home Loan provided for herein shall be made in accordance with the terms of the related Mortgage Note and Mortgage.

         (f) Any Home Loan payment is deemed to be received on the date such payment is actually received by the Servicer, provided, however, that for purposes of calculating distributions on the Securities, Prepayments in Full and Curtailments with respect to any Home Loan are deemed to be received on the date they are applied in accordance with customary servicing practices consistent with the terms of the related Mortgage Note and Mortgage to reduce the outstanding principal balance of such Home Loan on which interest accrues.

                                  ARTICLE II

                           CONVEYANCE OF HOME LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01. Conveyance of Home Loans; Special Deposit; Priority and Subordination of Ownership Interests. (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Issuer without recourse but subject to the provisions of this Section 2.01 and the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Home Loans, including all payments and proceeds on or with respect to the Home Loans received on and after the Cut-off Date, other than Retained Amounts, and all other assets included or to be included in the Trust Estate for the benefit of the Securityholders and the Note Insurer. In connection with such transfer and assignment, the Depositor does hereby also irrevocably transfer, assign, set over and otherwise convey to the Issuer all of its rights (but not its obligations) under the Home Loan Sale Agreement. The Issuer hereby accepts such assignment, and shall be entitled to exercise all rights of the Depositor under the Home Loan Sale Agreement as if, for such purpose, it were the Depositor.

         (b) It is intended that the conveyance of the Home Loans and the other assets to be included in the Trust Estate by the Depositor to the Issuer as provided in this Section be, and be construed as, a sale of the Home Loans and the other assets to be included in the Trust Estate by the Depositor to the Issuer for the benefit of the Securityholders and the Note Insurer. It is, further, not intended that such conveyance be deemed a pledge of the Home Loans and such other assets by the Depositor to the Issuer to secure a debt or other obligation of the Depositor. However, in the event that the Home Loans and the other assets to be included in the Trust Estate are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Home Loans and such other assets, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York UCC and the UCC of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Depositor to the Issuer of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Home Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Home Loans in accordance with the terms thereof, (C) the Note Insurance Policy, and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all Liquidation Proceeds, all Insurance Proceeds, all Released Mortgaged Property Proceeds, all amounts from time to time held or invested in the Certificate Distribution Account, the Note Distribution Account, the Collection Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Issuer of any security interest in any and all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C) granted by the Seller to the Depositor pursuant to the Home Loan Sale Agreement; (c) the possession by the Issuer or its agent of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York UCC and the UCC of any other applicable jurisdiction (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and
(d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law. The Depositor and, at the Depositor's direction, the Seller and the Issuer shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Home Loans and other property of the Trust Estate, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

         Section 2.02. Possession of Mortgage Files; Access to Mortgage Files.
(a) Upon the issuance of the Securities, the ownership of each Mortgage Note, the Mortgage and the contents of the Mortgage File related to each Home Loan is vested in the Issuer, subject to the lien created by the Indenture in favor of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer.

         (b) The Depositor has delivered or caused to be delivered the Mortgage File related to each Home Loan to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee.

         (c) The Indenture Trustee may, with the prior written consent of the
Note Insurer, enter into a Custodial Agreement pursuant to which the Indenture Trustee will appoint a custodian (a "Custodian") to hold the Mortgage Files in trust for the benefit of all present and future Securityholders and the Note Insurer; provided, however, that the custodian so appointed shall in no event be the Depositor or the Servicer or any Person known to a Responsible Officer of the Indenture Trustee to be an Affiliate of the Depositor or the Servicer.

         (d) The Indenture Trustee shall cause the Custodian to afford the Depositor, the Note Insurer and the Servicer reasonable access to all records and documentation regarding the Home Loans relating to this Agreement, such access being afforded at customary charges, upon reasonable prior written notice and during normal business hours at the offices of the Custodian.

         Section 2.03. Delivery of Home Loan Documents and Note Insurance Policy. In connection with each conveyance pursuant to Section 2.01 hereof, the Depositor has delivered or does hereby agree to deliver or cause to be delivered to the Indenture Trustee (or the Custodian or the Administrator, as applicable, on behalf of the Indenture Trustee) on or before the Closing Date, the Note Insurance Policy, the Home Loan Schedule and each of the following documents for each Home Loan sold by the Seller to the Depositor and sold by the Depositor to the Issuer:

               (i) The Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of First Union National Bank, as Indenture Trustee for ACE Securities Corp. Home Loan Trust 1999-A, without recourse" or in blank, and signed manually or by facsimile by an authorized officer; provided that with respect to not more than 1.00% (by Principal Balance) of the Home Loans a Lost Note Affidavit and a copy of the original Mortgage Note may be delivered;

               (ii) The original Mortgage with evidence of recording thereon, or a copy thereof;

               (iii) The originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, or copies thereof;

               (iv) A copy of the original Assignment of Mortgage in blank for each Home Loan, in form and substance acceptable for recording and signed manually or by facsimile by an authorized officer; and

               (v) The originals of all intervening assignments of mortgage with evidence of recording thereon, or copies thereof.

          With respect to each Non-MERS Home Loan, the Depositor shall cause, promptly following the Closing Date, but in no event later than 60 days following the Closing Date, Assignments of Mortgages to "First Union National Bank, as Indenture Trustee of ACE Securities Corp. Home Loan Trust 1999-A" to be submitted for recording in the appropriate jurisdictions; provided, that the Depositor shall not be required to record an Assignment of Mortgage if the Depositor furnishes to the Indenture Trustee and the Note Insurer, on or before the Closing Date, at the Depositor's expense, an Opinion of Counsel with respect to the relevant jurisdiction that such recording is not necessary to protect the Indenture Trustee's interest in the related Home Loans (in form and substance satisfactory to the Indenture Trustee, the Note Insurer and the Rating Agencies); provided further, notwithstanding the delivery of any legal opinions, each Assignment of Mortgage shall be recorded by the Indenture Trustee upon the earliest to occur of: (i) reasonable direction by the Note Insurer, (ii) the occurrence of an Event of Default, or (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller.

         The Depositor shall use its best efforts to deliver or cause to be delivered the original Mortgages and such recorded assignments, together with originals or duly certified copies of any and all prior assignments, to the Indenture Trustee or its Custodian, within 90 days following the Closing Date, but in any event within 12 months after the Closing Date.

         In instances where the original recorded Mortgage or intervening assignment cannot be delivered to the Indenture Trustee or its Custodian prior to or concurrently with the execution and delivery of this Agreement due to a delay in connection with recording, the Depositor may in lieu of delivering such original recorded Mortgage or intervening assignment, deliver to the Indenture Trustee or its Custodian a copy thereof, provided that the Seller provides a copy of such document and certifies that the original Mortgage or intervening assignment has been delivered to the appropriate party for recordation. In all such instances, the Depositor will deliver or cause to be delivered the original recorded Mortgage or intervening assignment to the Indenture Trustee or its Custodian promptly upon receipt by the Seller of the original recorded Mortgage (other than the Assignment of Mortgage) or intervening assignment but in no event later than 12 months after the Closing Date.

         Notwithstanding anything to the contrary contained in this Section 2.03, in those instances where the public recording office retains the original Mortgage, the Assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Depositor shall be deemed to have satisfied its obligations hereunder (and the Seller shall be deemed to have satisfied its obligations under the Home Loan Sale Agreement) upon delivery to the Indenture Trustee or its Custodian of a copy of such Mortgage, such Assignment or intervening assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         Not later than 70 days following the Closing Date, the Depositor shall cause to be delivered to the Indenture Trustee or its Custodian and the
Note Insurer a list of all Home Loans for which an Assignment of Mortgage has not yet been submitted for recording, which shall state the reason why such Assignment of Mortgage has not yet been submitted for recording. If no such completed assignment with evidence of recording thereon is provided before the end of such twelfth month, the related Home Loan shall be deemed to be in breach of the representations and warranties contained in Section 1.04(b) of the Home Loan Sale Agreement; provided, however, that if as of the end of such twelfth month the Depositor demonstrates to the satisfaction of the Note Insurer that it is exercising its best efforts to obtain such completed assignment and, during each month thereafter until such completed assignment is delivered to the Indenture Trustee or its Custodian, the Depositor continues to demonstrate to the satisfaction of the Note Insurer that it is exercising its best efforts to obtain such completed assignment, the related Home Loan will not be deemed to be in breach of such representations and warranties. The requirement to deliver a completed assignment with evidence of recording thereon will be deemed satisfied upon delivery of a copy of the completed assignment certified by the applicable public recording office.

         With respect to each MERS Home Loan, the Indenture Trustee and the Servicer, at the expense of the Depositor, shall cause to be taken such actions as are necessary to cause the Indenture Trustee to be clearly identified as the owner of each such Home Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

         Within a period of 30 days from the Closing Date, the Indenture Trustee shall, or shall cause the Custodian to, complete the endorsement of each Mortgage Note and each Assignment of Mortgage in the name of the Indenture Trustee.

         (b) In the event that any such original document is required pursuant to the terms of this Section 2.03 to be a part of a Mortgage File, such document shall be delivered promptly by the Depositor to the Indenture Trustee or its Custodian. If the Servicer receives any such original document, the Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in the Home Loans or the Mortgage Files, and shall transfer such original to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee.

         Section 2.04. Acceptance by Indenture Trustee of the Home Loans; Certain Substitutions; Certification. (a) The Indenture Trustee agrees to execute and deliver, or cause to be executed and delivered, to the Depositor, the Note Insurer, the Servicer and the Seller on or prior to the Closing Date an acknowledgment of receipt of the Note Insurance Policy and, with respect to each Home Loan, on or prior to the Closing Date, an acknowledgment of receipt of the original Mortgage Note, or a copy of the original Mortgage Note with a Lost Note Affidavit (with any exceptions noted), and, subject to the review provided for in this Section, its receipt of the Mortgage Files in substantially the form attached as Exhibit D hereto and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Estate and delivered to the Indenture Trustee (or the Custodian on behalf of the Indenture Trustee), as Indenture Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Securityholders and the
Note Insurer. The Indenture Trustee agrees, for the benefit of the Securityholders and the Note Insurer, to review, or cause to be reviewed, each Mortgage File and to deliver or cause to be delivered to the Seller, the Servicer, the Depositor and the Note Insurer on the Closing Date a certification of the Indenture Trustee or the Custodian on behalf of the Indenture Trustee substantially in the form attached hereto as Exhibit E to the effect that, as to each Home Loan listed in the related Home Loan Schedule (other than any Home Loan paid in full or any Home Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.03 are in its possession and that the Mortgage Notes have been endorsed as provided in
Section 2.03, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Home Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Home Loans accurately reflects the information set forth in the Mortgage File with respect to the loan number, scheduled maturity date, original principal balance, scheduled first payment date (allowing for the customary servicing practice of modifying first payment dates and maturity dates after the closing of the related loan), Mortgage Rate as of the Cut-off Date or date of origination, and monthly payment as of the Cut-off Date or date of origination. Any exceptions noted on such certification shall be identified as either critical exceptions or non-critical exceptions. Critical exceptions are (a) no original Mortgage Note or such original Mortgage Note is not endorsed as provided in Section 2.03,
(b) no Assignment of Mortgage or copy thereof in recordable form. The Indenture Trustee makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File or of any of the Home Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Home Loan.

         Within 90 days after the Closing Date, the Indenture Trustee shall deliver or cause to be delivered to the Servicer, the Seller, the Depositor and the Note Insurer a final certification of the Indenture Trustee or the Custodian substantially in the form attached hereto as Exhibit F to the effect that, as to each Home Loan listed in the Home Loan Schedule (other than any Home Loan paid in full or any Home Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.03 are in its possession and that the Mortgage Notes have been endorsed as provided in Section 2.03,
(ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Home Loan, and
(iii) based on its examination and only as to the foregoing documents, the information set forth on the Home Loan Schedule accurately reflects the information set forth in the Mortgage File with respect to the loan number, maturity date, original principal balance, first payment date and original term to maturity. Any exceptions noted on such certification shall be identified as either critical exceptions or non-critical exceptions. Critical exceptions are (a) no original Note or such original Note is not endorsed as provided in Section 2.03, (b) no original mortgage with recording information thereon or a certified copy of the mortgage with recording information thereon in lieu of the original Mortgage and (c) no recorded Assignment of Mortgage.

         After delivery of the Final Certification, the Indenture Trustee (or its Custodian) and the Servicer shall provide to the Note Insurer no less frequently than quarterly updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

         (b) If the Note Insurer or the Indenture Trustee (or its Custodian) during the process of reviewing the Mortgage Files or otherwise finds any document constituting a part of a Mortgage File which is not executed, has not been received, is unrelated to the Home Loan identified in the related Home Loan Schedule, or does not conform to the requirements of Section 2.03 or the description thereof as set forth in the related Home Loan Schedule, the Indenture Trustee (or its Custodian) or the Note Insurer, as applicable, shall promptly so notify the Servicer, the Seller, the Depositor, the Note Insurer and the Indenture Trustee. In performing any such review, the Indenture Trustee (or its Custodian) may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's (or its Custodian's) review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.03 have been executed and received and relate to the Mortgage Files identified in the related Home Loan Schedule and such documents conform to the standard set forth in clauses (ii) and (iii) of the paragraph directly above. The Indenture Trustee shall enforce its rights as to any defective Home Loan document against the Seller under the Home Loan Sale Agreement for the benefit of Securityholders and the Note Insurer. It is understood and agreed that the Depositor has assigned to the Issuer, and the Issuer has assigned to the Indenture Trustee under the Indenture, its rights under the Home Loan Sale Agreement including the right to enforce any remedy against the Seller thereunder. For purposes of calculating the amount the Servicer is required to remit on the Servicer Remittance Date following such repurchase or substitution, any Loan Purchase Price or Substitution Adjustment that is paid and deposited in the related Collection Account as provided above shall be deemed to have been deposited in the related Collection Account in the Due Period preceding such Servicer Remittance Date.

         (c) Upon receipt by the Indenture Trustee or its Custodian of a certification of a Servicing Officer of such substitution or purchase (which certification shall be in the form of Exhibit G hereto) and, in the case of a substitution, upon receipt of the related Mortgage File, and the deposit of the amounts described above in the Collection Account, the Indenture Trustee shall, or shall cause the Custodian to, release to the Servicer for release to the Seller the related Mortgage File and shall execute, without recourse, and deliver such instruments of transfer furnished by the Seller as may be necessary to transfer such Home Loan to the Seller. The Indenture Trustee shall notify the Note Insurer if the Seller fails to repurchase or substitute for a Home Loan in accordance with the foregoing.

         Section 2.05. Further Action Evidencing Assignment. (a) The Depositor agrees that, from time to time, at the Seller's expense, the Depositor shall cause the Seller promptly to execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Servicer, the Note Insurer or the Indenture Trustee may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Trust Estate or to enable the Indenture Trustee to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Depositor will, upon the request of the Servicer or of the Indenture Trustee, execute and file (or cause to be executed and filed) such real estate filings, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

         (b) The Depositor hereby grants to the Servicer and the Indenture Trustee, and this Agreement shall constitute, a power of attorney to execute all documents on its behalf under this Agreement as may be necessary or desirable to effectuate the foregoing.

         Section 2.06. Conveyance of the Subsequent Home Loans. [Not applicable.]

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

         Section 3.01. Representations of the Servicer. The Servicer hereby represents and warrants to the Indenture Trustee, the Depositor and the Note Insurer as of the Closing Date:

         (a) Due Organization and Authority. The Servicer is a Pennsylvania corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

         (b) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rules, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Home Loans, or impair the value of the Home Loans;

         (c) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the knowledge of the Servicer, threatened against the Servicer which, either in any one instance or in the aggregate, could draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

         (d) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such approval has been obtained prior to the Closing Date; and

         (e) Ability to Service. The Servicer is an approved seller/servicer of residential mortgage loans for FNMA or FHLMC. The Servicer is in good standing to service mortgage loans for either FNMA or FHLMC, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with either FNMA or FHLMC eligibility requirements or which would require notification to FNMA or FHLMC.

         It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive the delivery of the respective Mortgage Files to the Indenture Trustee or to a custodian, as the case may be, and inure to the benefit of the Indenture Trustee and the Note Insurer.

         Section 3.02. Representations, Warranties and Covenants of the Depositor. The Depositor hereby represents, warrants and covenants to the Indenture Trustee, the Servicer, the Securityholders and the Note Insurer that as of the date of this Agreement or as of such date specifically provided herein:

         (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (b) The Depositor has the corporate power and authority to convey the Home Loans and to execute, deliver and perform, and to enter into and consummate transactions contemplated by, this Agreement;

         (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the Servicer and the Indenture Trustee, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

         (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound;
(ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Home Loans or any documents or instruments evidencing or securing the Home Loans;

         (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the validity or enforceability of the Home Loans or the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement;

         (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that would materially and adversely affect its performance hereunder;

         (h) Immediately prior to the sale and assignment by the Depositor to the Indenture Trustee on behalf of the Trust of each Home Loan, the Depositor had good title to, and was the sole owner of, each Home Loan subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

         (i) Upon execution and delivery of this Agreement the Depositor transferred all right, title and interest in the Home Loans to the Issuer on behalf of the Trust; and

         (j) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor hereunder are not subject to the bulk transfer laws of any similar statutory provisions in effect in any applicable jurisdiction.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.02 shall survive delivery of the respective Mortgage Files to the Indenture Trustee or to the Custodian, as the case may be, and shall inure to the benefit of the Indenture Trustee, the Servicer, the Securityholders and the Note Insurer.

         Section 3.03. Purchase And Substitution. (a) Upon discovery by the Seller, the Depositor, the Servicer, the Indenture Trustee or the Note Insurer of a breach of any of representation or warranty set forth in Section 1.04 of the Home Loan Sale Agreement which materially and adversely affects the value of any Home Loan or the interests of Securityholders or the Note Insurer, the party discovering such breach shall give prompt written notice to the others, and the Indenture Trustee shall enforce its rights as to any Home Loan with respect to which such a breach of representation or warranty has occurred against the Seller under the Home Loan Sale Agreement for the benefit of Securityholders and the Note Insurer.

         (b) Any Loan Purchase Price paid in connection with the repurchase of a Deleted Home Loan, and any Substitution Adjustment paid in connection with the substitution of a Qualified Substitute Home Loan, shall be deposited into the Collection Account.

         (c) The Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Home Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Home Loans on or before the date of substitution will be retained by the Seller. The Trust will own all payments received on the Deleted Home Loan on or before the date of substitution, and the Seller will thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Home Loan. The Servicer shall give written notice to the Indenture Trustee and the Note Insurer that such substitution has taken place and shall amend the Home Loan Schedule to reflect the removal of such Deleted Home Loan from the terms of this Agreement and the substitution of the Qualified Substitute Home Loan. Upon such substitution, such Qualified Substitute Home Loan or Loans shall be subject to the terms of this Agreement in all respects.

         (d) With respect to each Qualified Substitute Home Loan to be delivered to the Indenture Trustee (or its Custodian) pursuant to the terms of this Article III in exchange for a Deleted Home Loan: (i) the Seller shall deliver to the Indenture Trustee (or its custodian) the Mortgage File for the Qualified Substitute Home Loan containing the documents set forth in Section 2.03(a) along with a written certification certifying as to the delivery of such Mortgage File and containing the granting language set forth in Section 2.01(a); and (ii) the Seller will be deemed to have made, with respect to such Qualified Substitute Home Loan, each of the representations and warranties made by it with respect to the related Deleted Home Loan. As soon as practicable after the delivery of any Qualified Substitute Home Loan hereunder, the Servicer, at the expense of the Depositor and with the cooperation of the Servicer, shall (i) with respect to a Qualified Substitute Home Loan that is a Non-MERS Home Loan, cause the Assignment of Mortgage to be recorded if required pursuant to Section 2.03, or (ii) with respect to a Qualified Substitute Home Loan that is a MERS Home Loan, cause to be taken such actions as are necessary to cause the Indenture Trustee to be clearly identified as the owner of each such Home Loan on the records of MERS if required pursuant to Section 2.03.

         (e) It is understood and agreed that the obligations of the Seller set forth in Sections 1.04 and 1.05 of the Home Loan Sale Agreement to cure, purchase or substitute for a defective Home Loan constitute the sole remedies of the Indenture Trustee, the Note Insurer and the Securityholders respecting a breach of the representations and warranties of the Seller set forth in Sections 1.04 of the Home Loan Sale Agreement, except as provided in the Insurance Agreement. In addition, it is understood and agreed that the Depositor has assigned to the Issuer all of its rights under the Home Loan Sale Agreement, including the right to enforce any remedy against the Seller as provided in Section 1.06 thereof. The Indenture Trustee shall, or shall cause the Custodian to, give prompt written notice to the Note Insurer and the Rating Agencies of any repurchase or substitution made pursuant to this
Section 3.03 or Section 2.04(b).

                                  ARTICLE IV

                                  [RESERVED]

                                   ARTICLE V

                ADMINISTRATION AND SERVICING OF THE HOME LOANS

         Section 5.01. Appointment of the Servicer. The Servicer, as an independent contractor, shall service and administer the Home Loans on behalf of the Issuer, the Indenture Trustee and the Note Insurer and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Home Loans, shall employ or cause to be employed procedures (including collection, foreclosure, liquidation and Foreclosure Property management and liquidation procedures) and exercise the same care that it customarily employs and exercises in servicing and administering loans of the same type as the Home Loans for its own account, all in accordance with Accepted Servicing Practices.

         Without limiting the generality of the foregoing, but subject to Sections 5.12 and 5.13, the Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Securityholders and the Indenture Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Home Loans and with respect to the Mortgaged Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Mortgaged Property in the name of the Servicer on behalf of the Indenture Trustee, and (iii) to hold title to any Mortgaged Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Indenture Trustee; provided, however, that to the extent any instrument described in clause (i) preceding would be delivered by the Servicer outside of its usual procedures for Home Loans held in its own portfolio the Servicer shall, prior to executing and delivering such instrument, obtain the prior written consent of the Note Insurer. The Indenture Trustee hereby grants to the Servicer, and this Agreement shall constitute, a power of attorney to execute all documents on its behalf under this Agreement as may be necessary or desirable to effectuate the provisions of this paragraph; provided, however, that instruments of satisfaction, cancellation, release or discharge shall only be executed with respect to Home Loans paid in full or foreclosed (or with respect to which payment in full has been escrowed). Revocation of the power of attorney created by the preceding sentence shall take effect upon (i) the receipt by the Servicer of written notice thereof from the Indenture Trustee, (ii) an Event of Default or (iii) the termination of the Trust Fund. The Indenture Trustee shall execute any documentation furnished to it by the Servicer for recordation by the Servicer in the appropriate jurisdictions, as shall be necessary to effectuate the foregoing. Subject to Sections 5.12 and 5.13, the Indenture Trustee shall, if necessary, execute additional powers of attorney to the Servicer or any Subservicer and furnish them with any other documents as the Servicer or such Subservicer shall reasonably request to enable the Servicer and such Subservicer to carry out their respective servicing and administrative duties hereunder.

         Upon the request of the Indenture Trustee, the Servicer shall send to the Indenture Trustee and, if requested by the Note Insurer, the Note Insurer, the details concerning the servicing of the Home Loans on computer generated tape, diskette or other machine readable format that is mutually agreeable.

         The Servicer shall give prompt written notice to the Indenture Trustee and the Note Insurer of any action of which the Servicer has actual knowledge to (i) assert a claim against the Trust or (ii) assert jurisdiction over the Trust.

         Section 5.02. Subservicers. (a) The Servicer may, with the prior written consent of the Note Insurer, which consent shall not be unreasonably withheld, enter into Subservicing Agreements for any servicing and administration of Home Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement. The Servicer shall give prior written notice to the Issuer, the Indenture Trustee and the Note Insurer of the appointment of any Subservicer. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either directly service the related Home Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

         (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Issuer, the Indenture Trustee and the Note Insurer for the servicing and administering of the Home Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Home Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Home Loans when the Subservicer has actually received such payments and, unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Home Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         (c) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the successor Servicer, on behalf of the Issuer, the Indenture Trustee, and the Note Insurer pursuant to Section 7.02, shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the successor Servicer elects to terminate any Subservicing Agreement in accordance with its terms. The successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements to the extent incurred prior to the replacement of the predecessor Servicer. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the successor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Home Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

         (d) As part of its servicing activities hereunder, the Servicer, for the benefit of the Issuer, the Indenture Trustee and the Note Insurer, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Home Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Home Loan or
(ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

         (e) Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Home Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone and none of the Issuer, the Indenture Trustee or the Securityholders shall be deemed parties thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 5.02(c) above.

         Section 5.03. Collection of Certain Home Loan Payments; Collection Account. (a) The Servicer shall proceed diligently to collect all payments due under each of the Home Loans when the same shall become due and payable and shall ascertain and estimate all charges that will become due and payable with respect to the Home Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         Notwithstanding the generality of the preceding paragraph, the Servicer shall take the following steps at the time intervals indicated below to facilitate the collection of all payments due under the Home Loans:

         (b) the Servicer shall take each of the following steps with respect to each Mortgagor for which there is a delinquency until such time as such Mortgagor is current with all payments due under the Home Loan.

               (i) Five (5) Business Days following the Due Date: The Servicer shall initiate a telephone call to each Mortgagor who is delinquent with their Monthly Payment informing them of the delinquency. The Servicer shall also mail each Mortgagor who is delinquent in their Monthly Payment a notice reminding the Mortgagor of such delinquency;

               (ii) Ten (10) Business Days following the Due Date: The Servicer shall make a second telephone call to each Mortgagor regarding the delinquency;

               (iii) On and after the expiration of the grace period (fifteen
          (15) calendar days following the Due Date): The Servicer shall make a telephone call to each Mortgagor regarding the delinquency every two to three days;

               (iv) Thirty (30) calendar days following the Due Date: The Servicer shall, in addition to the regularly scheduled statement, mail to each Mortgagor another past due notice;

               (v) Forty-five (45) calendar days following the Due Date: the Servicer shall cause a Drive-by Inspection to be conducted on each Mortgaged Property in accordance with Accepted Servicing Practices;

               (vi) Between thirty (30) and fifty (50) calendar days following the Due Date: The Servicer shall contact the holder of the first lien to determine the lien position of the Owner;

               (vii) Between sixty (60) and ninety (90) calendar days following the Due Date: The Servicer shall send to each Mortgagor by certified mail a NOI.

               (viii) Upon expiration of the NOI: The Servicer shall order a BPO.

               (ix) On or about the one hundred twentieth calendar day after the Due Date: The Servicer shall choose to commence foreclosure proceedings on the related Home Loan or change off the Home Loan and explore other means of recovering the delinquent amount.

         (c) The Servicer shall establish and maintain at one or more Designated Depository Institutions in the name of the Indenture Trustee the Collection Account, in trust for the benefit of the Securityholders and the
Note Insurer. The Collection Account shall be established and maintained as an Eligible Account. If the institution at any time holding the Collection Account ceases to be eligible as a Designated Depository Institution hereunder, then the Servicer shall immediately be required to name a successor institution meeting the requirements for a Designated Depository Institution hereunder. If the Servicer fails to name such a successor institution, then the Collection Account shall thenceforth be held as a trust account with a qualifying Designated Depository Institution selected by the Indenture Trustee. The Servicer shall notify the Indenture Trustee and the Note Insurer if there is a change in the name, account number or institution holding the Collection Account.

         The Servicer shall deposit in the Collection Account (i) on the Closing Date, any amounts representing Monthly Payments on the Home Loans due or to be applied as of a date after the Cut-off Date and (ii) thereafter, on a daily basis within two Business Days of receipt (except as otherwise permitted herein), the following payments and collections received or made by it:

               (i) all payments received on or after the Cut-off Date on account of principal on the Home Loans;

               (ii) all payments received on or after the Cut-off Date on account of interest on the Home Loans;

               (iii) all Net Liquidation Proceeds and Post-Liquidation
          Proceeds;

               (iv) all Insurance Proceeds;

               (v) all Released Mortgaged Property Proceeds;

               (vi) any amounts payable in connection with the repurchase of any Home Loan and the amount of any Substitution Adjustment pursuant to Sections 2.04 and 3.03; and

               (vii) any other amount expressly required to be deposited in the Collection Account in accordance with certain provisions of this Agreement; provided, however, that the Servicer shall be entitled, at its election, either (a) to withhold and to pay to itself the applicable Servicing Fee from any payment on account of interest or other recovery as received and prior to deposit of such payments in the Collection Account or (b) to withdraw the applicable Servicing Fee from the Collection Account after the entire payment or recovery has been deposited therein.

         The Servicer shall invest the funds in the Collection Account only in Permitted Investments, and any such investment shall mature no later than the Business Day immediately preceding the next Servicer Remittance Date. No Permitted Investment shall be sold or disposed of at a gain prior to maturity. All income (other than any gain from a sale or disposition of the type referred to in the preceding sentence) realized from any such Permitted Investment shall be for the benefit of the Servicer as additional servicing compensation. The amount of any net losses incurred in respect of any such investments shall be deposited in the Collection Account by the Seller out of its own funds immediately as realized.

         The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of those described in the first paragraph of Section 5.14 need not be deposited by the Servicer in the Collection Account. If the Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. All funds deposited by the Servicer in the Collection Account shall be held in the Collection Account for the account of the Indenture Trustee in trust for the Securityholders and the Note Insurer until disbursed in accordance with Section 6.01 or withdrawn in accordance with Section 5.04.

         (d) The Collection Account may, upon written notice by the Indenture Trustee to the Note Insurer, be transferred to a different Designated Depository Institution so long as such transfer is to an Eligible Account.

         Section 5.04. Permitted Withdrawals from the Collection Account. The Servicer may, from time to time, make withdrawals from the Collection Account for the following purposes:

         (a) to reimburse itself for any accrued unpaid Servicing Fees and Servicing Advances; provided, however, that the Servicer's right to reimbursement for unpaid Servicing Fees and Servicing Advances shall be limited to late collections on the related Home Loan and to Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Home Loan in respect of which such unreimbursed amounts are owed limited as follows:

         (b) [Reserved]

         (c) [Reserved]

         (d) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein;

         (e) to pay itself the Servicing Fee owed pursuant to Section 5.14 hereof to the extent not retained or paid pursuant to Section 5.03 or 5.14;

         (f) to pay to the Seller, with respect to each Home Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to
Section 2.04 or 3.03 all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Principal Balance, as the case may be, was determined;

         (g) to pay to the Seller with respect to each Home Loan any Retained Amount;

         (h) to pay to itself any net interest or net investment income earned with respect to funds in the Collection Account;

         (i) to remit to the Indenture Trustee amounts to be deposited into the Note Distribution Account and the Certificate Distribution Account in the amounts and in the manner provided for herein; and

         (j) to clear and terminate the Collection Account upon the termination of this Agreement.

         The Servicer shall keep and maintain a separate accounting for each Home Loan for the purpose of accounting for withdrawals from the Collection Account pursuant to subclause (a).

         In addition, if (a) there has been a draw on the Note Insurance Policy for which the Seller or the Servicer is required to reimburse the Note Insurer pursuant to the Insurance Agreement; (b) the Seller or the Servicer has reimbursed the Note Insurer for all such amounts required by the Insurance Agreement; (c) the Note Insurer has paid the draw amount to the Indenture Trustee for the benefit of the Insured Noteholders; and (d) the Servicer has received late payments on the Home Loans in respect of which such draw was made, then the Servicer may, upon notice to the Indenture Trustee and the Note Insurer, reimburse itself or the Seller, as applicable, from such late payments for the draw amount.

         Section 5.05.  [Reserved].

         Section 5.06.  [Reserved].

         Section 5.07.  [Reserved].

         Section 5.08. Fidelity Bond; Errors and Omissions Policy. The Servicer (including the Indenture Trustee if it shall become the Servicer hereunder) agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent required by Section 305 of Part I of FNMA Guide or any successor provision thereof; provided, however, that in any event that the fidelity bond or the errors and omissions coverage is no longer in effect, the Servicer shall notify the Indenture Trustee and the Indenture Trustee shall promptly give such notice to the Note Insurer and the Securityholders and shall secure replacement coverage in conformity with this Section.

         Section 5.09.  [Reserved].

         Section 5.10. Periodic Filings With The Securities And Exchange Commission; Additional Information. The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K and thereafter the Indenture Trustee shall prepare or cause to be prepared, on the basis of information supplied by the Servicer, Form 10-Ks and Form 10-Qs (if necessary), or monthly current reports on Form 8-K, on behalf of the Issuer, as may be required by applicable law, for filing with the Securities and Exchange Commission (the "SEC"). The Indenture Trustee shall sign each such report on behalf of the Issuer. The Indenture Trustee (or the Administrator on behalf of the Indenture Trustee) shall forward a copy of each such report to the Depositor promptly after such report has been filed with the SEC. The Indenture Trustee agrees to use its best efforts to seek to terminate such filing obligation promptly after the period during which such filings are required under the Securities Exchange Act of 1934. Promptly after filing a Form 15 or other applicable form with the SEC in connection with such termination, the Indenture Trustee shall deliver to the Depositor a copy of such form together with copies of confirmations of receipt by the SEC of each report filed therewith on behalf of the Issuer.

         The Servicer and the Depositor each agree to promptly furnish to the Indenture Trustee, from time to time upon request, such further information, reports and financial statements within their control and customarily generated related to this Agreement and the Home Loans as the Indenture Trustee reasonably deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission.

         Section 5.11. Assumption Agreements. When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Home Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event or in the event the related Mortgage and Mortgage Note do not contain a "due-on-sale" clause, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Home Loan documents, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Custodian that any such substitution or assumption agreement has been completed by forwarding to the Custodian the original of such substitution or assumption agreement, which original shall be added by the Custodian to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 5.11, the Servicer shall not change the Mortgage Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Home Loan.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

         Section 5.12. Realization Upon Defaulted Home Loans. (a) In the event that any payment due under any Home Loan and not postponed pursuant to Section 5.12(d) is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Home Loan and such failure continues beyond any applicable grace period, the Servicer shall, in accordance with Accepted Servicing Practices, take such action as it shall deem to be in the best interest of the Securityholders to collect or liquidate such Home Loan in default in a manner that in the reasonable judgment of the Servicer will be likely to maximize the net proceeds realizable therefrom under the circumstances (including, but without limitation, the purchase or substitution of such Home Loan pursuant to Section 3.03, or, if no Superior Liens exist on the related Mortgaged Property, foreclose or otherwise comparably effect ownership in such Mortgaged Property in the name of the Indenture Trustee for the benefit of Securityholders and the Note Insurer). In addition, the Servicer shall have the power and authority, exercisable in its sole discretion at any time, to sell any Liquidated Home Loan on behalf of the Indenture Trustee for the benefit of the Securityholders and the Note Insurer to one or more third party purchasers in a manner that, in the reasonable judgment of the Servicer, will be likely to maximize the net proceeds realizable therefrom; provided, however, that the Servicer shall obtain the prior written consent of the Note Insurer to any sale of a Liquidated Home Loan to an Affiliate of the Servicer. The Servicer shall have the power and authority, exercisable in its sole discretion at any time, to reach a negotiated settlement with a Mortgagor. The purchase price paid for any Liquidated Home Loan sold to an affiliate of the Servicer shall not be less than the price that would have been paid for such Liquidated Home Loan by an unaffiliated third party. The Servicer shall promptly deposit the Net Liquidation Proceeds or Post-Liquidation Proceeds, as applicable, from the sale of such Liquidated Home Loans into the Collection Account in accordance with Section 5.03 of this Agreement. The Servicer shall give the Indenture Trustee notice of the election of remedies made pursuant to this Section 5.12. The Servicer shall not be required to satisfy the indebtedness secured by any Superior Liens on the related Mortgaged Property or to advance funds to keep the indebtedness secured by such Superior Liens current. In connection with any collection or liquidation activities, the Servicer shall exercise collection or liquidation procedures with the same degree of care and skill as it would exercise or use under the circumstances in the conduct of its own affairs.

         (b) During any Due Period occurring after a Home Loan becomes a Liquidated Home Loan, the Servicer shall deposit into the Collection Account any proceeds received by it with respect to such Liquidated Home Loan or the related Foreclosure Property ("Post-Liquidation Proceeds").

         (c) After a Home Loan has become a Liquidated Home Loan, the Servicer shall promptly prepare and forward to the Issuer, the Indenture Trustee, the
Note Insurer and, upon request of any Securityholder, to such Securityholder a liquidation report detailing the following: (i) the Net Liquidation Proceeds, Insurance Proceeds or Released Mortgaged Property Proceeds received in respect of such Liquidated Home Loan; (ii) expenses incurred with respect thereto;
(iii) any Realized Losses incurred in connection therewith; and (iv) any Post-Liquidation Proceeds.

         (d) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any provision of any Home Loan or consent to the postponement of strict compliance with any such provision or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Securityholders; provided, however, unless the Mortgagor is in default with respect to the Home Loan, or such default is, in the judgment of the Servicer, reasonably foreseeable, the Servicer may not permit any modification with respect to any Home Loan that would reduce the Mortgage Rate by more than two percentage points (or three percentage points, with respect to not more than 0.5% of the Home Loans (by Cut-off Date Balance), or otherwise with the written consent of the Note Insurer), defer (subject to the following paragraph) or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Home Loan) or extend the final maturity date on the Home Loan beyond April 20, 2028. The Servicer may grant a waiver or enter into a subordination agreement with respect to the refinancing of the indebtedness secured by a Superior Lien on the related Mortgaged Property, provided that the Mortgagor is in a comparable or better financial or cash flow position as a result of such refinancing, which may include a reduction in the Mortgagor's scheduled monthly payment on the indebtedness secured by such Superior Lien. The Servicer shall notify the Issuer and the Indenture Trustee of any modification, waiver or amendment of any provision of any Home Loan and the date thereof, and shall deliver to the Custodian for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof. Notwithstanding the preceding provisions of this subsection (d), the Servicer may modify, vary or waive any defaulted Home Loan in a manner that in the reasonable judgment of the Servicer will be likely to maximize the net proceeds realizable from such defaulted Home Loan under the circumstances, including, without limitation, the establishment of a forbearance plan with the related Mortgagor and the deferment or forgiveness of any principal or interest payments due or to become due thereon; provided, however, that no such modification, waiver or variation of a Home Loan pursuant to this subsection (c) shall involve the execution by the related Mortgagor of a new Mortgage Note.

         Notwithstanding the foregoing clause (d), after 2.0% of the Home Loans (by Cut-off Date Balance) that are not in default have been modified, the Servicer shall not modify any further Home Loans that are not in default without the prior written consent of MBIA.

         The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of each Home Loan and the related Mortgage Note and Mortgage. Consistent with the foregoing, the Servicer may in its discretion, in accordance with Accepted Servicing Practices, waive or permit to be waived any late payment charge, prepayment charge or assumption fee or any other fee or charge which the Servicer would be entitled to assess and the Seller would be entitled to retain hereunder and extend the due date for payments due on a Mortgage Note for a period. Any Home Loan as to which the Servicer has extended the Due Date for payments thereunder shall be treated as Delinquent for purposes of calculating the Delinquency Loss Factor.

         The Servicer may, in a manner consistent with Accepted Servicing Practices, permit a Mortgagor who is selling his principal residence and purchasing a new residence to substitute the new Mortgaged Property as collateral for the related Home Loan. In such circumstances, the Servicer acknowledges that it intends to, consistent with its servicing practices, generally require such Mortgagor to make a partial prepayment in reduction of the principal balance of the Home Loan to the extent that such Mortgagor has received proceeds from the sale of the prior residence that will not be applied to the purchase of the new residence.

         (e) The deed or certificate of sale in respect of each Foreclosure Property shall be taken in the name of the Indenture Trustee.

         The Servicer shall manage, conserve, protect and operate each Foreclosure Property for the Indenture Trustee, the Note Insurer and the Securityholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosure Property in the same manner that it manages, conserves, protects and operates other Foreclosure Property for its own account, and in the same manner that similar property in the same locality as the Foreclosure Property is managed. The Servicer shall attempt to sell the same (and may temporarily lease the same) on such terms and conditions as the Servicer deems to be in the best interest of the Securityholders. The disposition of Foreclosure Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Indenture Trustee and the Securityholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The Net Liquidation Proceeds or Post-Liquidation Proceeds, as applicable, from the conservation, disposition and sale of the Foreclosure Property shall be promptly deposited by the Servicer in the Collection Account in accordance with Section 5.03 of this Agreement and the Indenture, which Net Liquidation Proceeds or Post-Liquidation Proceeds, as applicable, shall equal all cash amounts received with respect thereto less the amounts retained and withdrawn by the Servicer for any related unreimbursed Servicing Advances and any other fees and expenses incurred in connection with such Foreclosure Property.

         Section 5.13. Indenture Trustee to Cooperate; Release of Mortgage Files. Subject to the provisions of Section 5.12, the Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Indenture Trustee or the Note Insurer may have under the mortgage instruments. The Servicer shall maintain the fidelity bond and errors and omissions insurance as provided for in Section 5.08 insuring the Servicer against any loss it may sustain with respect to any Home Loan not satisfied in accordance with the procedures set forth herein.

         Upon the payment in full of any Home Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Custodian by an Officers' Certificate (which certificate shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.03(b) have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request and in accordance with Section 2.09 of the Indenture, the Custodian shall promptly release the related Mortgage File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of Servicing Fee and shall not be chargeable to the Collection Account, the Note Distribution Account, or the Certificate Distribution Account. Upon receipt by the Custodian of the certification of a Servicing Officer with respect to the release of the Mortgage File for any Home Loan or any documents included therein, the Custodian shall release to the Servicer such Mortgage File and shall deliver such instruments of transfer presented to it by the Servicer as shall be necessary or appropriate for the release of such Mortgage File in accordance with such certification of the Servicing Officer. The release to the Servicer of a Mortgage File pursuant to such certification shall not require or be subject to the prior approval of the Indenture Trustee in the case of a release in connection with the following: (1) the satisfaction or release of a Mortgage upon the payment in full of the Home Loan or upon such Home Loan becoming a Liquidated Home Loan; (2) a Home Loan in default for which the Servicer is or will be pursuing foreclosure or another method of liquidation pursuant to Section 5.12; or (3) the correction of documentation in the Mortgage File for errors and ambiguities, provided that such corrections shall be performed and returned to the Custodian in a prompt manner, and provided further that no more than 500 Mortgage Files shall be released and held by the Servicer at any one time. In the case of a release of the related Mortgage File to the Servicer in connection with a substitution or repurchase of any Home Loan pursuant to Section 3.03 or a release for other servicing reasons, such release of the Mortgage File by the Custodian shall be subject to the prior approval of the Indenture Trustee.

         The Indenture Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Indenture Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Indenture Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Indenture Trustee by the Servicer or take any other action requested in such request that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Indenture Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days, or more promptly if needed, of the Indenture Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Indenture Trustee's satisfaction that the related Home Loan has been paid in full by or on behalf of the Mortgagor and that such payment has been deposited in the Collection Account.

         Subject to any other applicable terms and conditions of this Agreement, the Indenture Trustee and Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Home Loan, provided the obligee with respect to such Home Loan following such proposed assignment provides the Indenture Trustee and Servicer with a "Certification for Assignment of Home Loan" in form and substance satisfactory to the Indenture Trustee and Servicer, providing the following: (i) that the Home Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with or facilitate a refinancing under the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Home Loan and that the form of the transaction is solely to comply with or facilitate the transaction under such local laws; (iii) that the Home Loan following the proposed assignment will have a rate of interest not more than 0.25 percent below or above the rate of interest on such Home Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the related Mortgagor. Upon approval of an assignment in lieu of satisfaction with respect to any Home Loan, the Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Home Loan and the Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Home Loan for all purposes hereof.

         Section 5.14. Servicing Fee. As compensation for its activities hereunder, the Servicer shall be entitled to be paid (or to retain) the amount of the related Servicing Fee with respect to each Home Loan, but only to the extent of payments or recoveries allocable to interest thereon.

         Section 5.15. Reports to the Indenture Trustee and the Depositor and the Note Insurer; Collection Account Statements. Not later than 15 days after each Distribution Date, the Servicer shall provide to the Indenture Trustee, the Note Insurer and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the last day of the immediately preceding calendar month, showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account for each category of deposit specified in Section 5.03 and each category of withdrawal specified in Section 5.04 and the aggregate of deposits into the Certificate Distribution Account and the Note Distribution Account, as specified in Section 6.05. Such statement shall also state the aggregate unpaid principal balance of all the Home Loans as of the close of business on the last day of the month preceding the month in which such Distribution Date occurs. Copies of such statement shall be provided by the Indenture Trustee to any Securityholder upon request.

         Section 5.16. Annual Statement as to Compliance. The Servicer, at its own expense, will deliver to the Indenture Trustee, the Note Insurer, the Depositor, and the Rating Agencies, on or before April 15 of each year, commencing in 2000, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

         The Servicer shall deliver to the Indenture Trustee, the Depositor, the Note Insurer and the Rating Agencies, promptly after having obtained knowledge thereof but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time would become an Event of Default.

         Section 5.17. Annual Independent Public Accountants' Servicing Report. On or before April 15 of each year, commencing in 2000, the Servicer, at its own expense, shall cause to be delivered to the Indenture Trustee, the
Note Insurer, the Depositor, and the Rating Agencies a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Note Insurer stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Subservicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Subservicers. Immediately upon receipt of such report, the Servicer shall furnish a copy of such report to the Indenture Trustee, the Note Insurer and each Rating Agency. Copies of such statement shall be provided by the Indenture Trustee to any Securityholder upon request at the Servicer's expense, provided that such statement is delivered by the Servicer to the Indenture Trustee.

         Section 5.18.  [Reserved].

         Section 5.19. Reports to be Provided by the Servicer. The Servicer shall provide to the Indenture Trustee, the Depositor and the Note Insurer access to the documentation regarding the Home Loans, such access being afforded without charge but only upon reasonable prior notice and during normal business hours at the offices of the Servicer designated by it.

         Upon any change in the format of the computer tape or file maintained by the Servicer in respect of the Home Loans, the Servicer shall deliver a copy of such computer tape or file to the Indenture Trustee, and in addition shall provide a copy of such computer tape or file to the Indenture Trustee and the Note Insurer at such other times as the Indenture Trustee or the Note Insurer may reasonably request.

         The Servicer shall deliver to the Depositor, the Seller, the Indenture Trustee and the Note Insurer monthly, not later than the close of business on the 15th day of the month or, if such 15th day is not a Business Day, the immediately preceding Business Day (the "Servicer Reporting Date"), such information, in a format mutually agreeable to the Servicer and the Indenture Trustee, as is necessary for the calculation of distributions and preparation of the reports required to be delivered by the Indenture Trustee under Section 6.07.

         In addition, on the Servicer Reporting Date, the Servicer shall deliver to the Indenture Trustee, the Depositor and the Note Insurer a monthly servicing report with respect to the Mortgage Pool, containing (without limitation) the following information: principal and interest collected in respect of the Home Loans, scheduled principal and interest that was due on the Home Loans, relevant information with respect to Liquidated Home Loans, if any, summary and detailed delinquency reports, Liquidation Proceeds and other similar information concerning the servicing of the Home Loans and any other information requested by the Note Insurer (including, without limitation, a liquidation report with respect to each Liquidated Home Loan). In addition, the Servicer shall inform the Indenture Trustee and the Note Insurer on each Servicer Reporting Date, with respect to the Mortgage Pool, of the amounts of any Loan Purchase Prices or Substitution Amounts so remitted during the related Due Period, and of the Principal Balance of the three Home Loans having the largest Principal Balance for the related Distribution Date. The Servicer shall report to the Indenture Trustee and the Note Insurer on each Servicer Remittance Date, commencing in September 1999, all amounts netted against collections during the preceding Due Period, including, without limitation, the Servicing Fees retained and the expenses (including unreimbursed Servicing Advances) retained from Liquidation Proceeds.

         Section 5.20.  [Reserved].

         Section 5.21. Servicing Advances. In accordance with Accepted Servicing Practices, the Servicer, or any Subservicer on behalf of the Servicer, shall make all Servicing Advances in connection with the servicing of each Home Loan hereunder. Notwithstanding any provision to the contrary herein, neither the Servicer, nor any Subservicer on behalf of the Servicer, shall have any obligation to advance its own funds for any delinquent scheduled payments of principal and interest on any Home Loan or to satisfy or keep current the indebtedness secured by any Superior Liens on the related Mortgaged Property. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of payments or distributions to Securityholders, be added to the amount owing under the related Home Loan. Notwithstanding any obligation by the Servicer to make a Servicing Advance hereunder with respect to a Home Loan, before making any Servicing Advance that is material in relation to the outstanding principal balance thereof, the Servicer shall assess the reasonable likelihood of (i) recovering such Servicing Advance and any prior Servicing Advances for such Home Loan, and (ii) recovering any amounts attributable to outstanding interest and principal owing on such Home Loan for the benefit of the Securityholders in excess of the costs, expenses and other deductions to obtain such recovery, including without limitation any Servicing Advances therefor and, if applicable, the outstanding indebtedness secured by all Superior Liens. The Servicer shall only make a Servicing Advance with respect to a Home Loan to the extent that the Servicer determines in its reasonable, good faith judgment that such Servicing Advance would likely be recovered as aforesaid.

         Section 5.22. Inspections by Note Insurer. At any reasonable time and from time to time upon reasonable notice, the Indenture Trustee, the Note Insurer, any Holder of a Residual Interest Certificate, or any agents thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer during the Servicer's normal business hours with any of its officers or directors; provided, however, that the costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.

         Section 5.23. Maintenance of Corporate Existence and Licenses; Merger or Consolidation of the Servicer. (a) The Servicer will keep in full effect its existence, rights and franchises as a corporation, will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Home Loans and to perform its duties under this Agreement and will otherwise operate its business so as to cause the representations and warranties under Section 3.01 to be true and correct at all times under this Agreement.

         (b) Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party or any corporation succeeding to all or substantially all of the business or assets of the Servicer shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto provided that such corporation is acceptable to the Note Insurer.

         Section 5.24. Assignment of Agreement by Servicer; Servicer Not to Resign. The Servicer shall not resign from its obligations and duties hereunder except by consent of the Note Insurer and the Indenture Trustee, or upon the determination that the Servicer's duties hereunder are no longer permitted under applicable law and that such incapacity cannot be cured by the Servicer without unreasonable expense. Any such determination that the Servicer's duties hereunder are no longer permissible under applicable law permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel to such effect delivered to the Seller, the Depositor and the Note Insurer. No such resignation shall become effective until the Indenture Trustee or a successor Servicer appointed in accordance with the terms of this Agreement has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 7.02.

         Notwithstanding the foregoing, the Servicer may assign its rights and delegate its obligations hereunder to a successor Servicer, which shall assume the Servicer's responsibilities and obligations hereunder in accordance with
Section 7.02.

         The Servicer shall provide the Indenture Trustee, the Rating Agencies and the Note Insurer with 30 days prior written notice of its intention to assign this Agreement or resign from its obligations and duties hereunder.

         Section 5.25. Information Reports to be Filed by the Servicer. The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively.

         Section 5.26. MERS. (a) The Servicer shall take such actions as are necessary to cause the Indenture Trustee to be clearly identified as the owner of each MERS Home Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

         (b) The Servicer shall maintain in good standing its membership in MERS. In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended.

         (c) With respect to all MERS Home Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Home Loans.

         (d) With respect to all MERS Home Loans serviced hereunder, the Servicer shall notify MERS as to any transfer of servicing pursuant to Section
7.02 within 10 Business Days of such transfer of servicing. The Servicer shall cooperate with the Indenture Trustee, the Servicer and any successor Servicer to the extent necessary to ensure that such transfer of servicing is appropriately reflected on the MERS system.

         Section 5.27.  [Reserved].

         Section 5.28.  [Reserved].

         Section 5.29. Notices of Material Events. The Servicer shall give prompt written notice to the Note Insurer, the Indenture Trustee and the Rating Agencies of the occurrence of any of the following events:

         (a) Any default or any fact or event of which with notice or the passage of time, or both, would result in the occurrence of a default by the Servicer under any Transaction Document or would constitute a material breach of a representation, warranty or covenant under any Transaction Document;

         (b) The submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Servicer to which the Servicer has knowledge in any federal, state or local court or before any governmental body or agency or before any arbitration board or any such proceedings threatened by any governmental agency, which, if adversely determined, would have a material adverse effect upon the Servicer's ability to perform its obligations under any Transaction Document;

         (c) The commencement of any proceedings by or against the Servicer under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official shall have been, or may be, appointed or requested for the Servicer; and

         (d) The receipt of notice from any agency or governmental body having authority over the conduct of the Servicer's business that the Servicer is to cease or desist, or to undertake any practice, program, procedure or policy employed by the Servicer in the conduct of the business of any of them, and such cessation or undertaking will materially and adversely affect the conduct of the Servicer' s business or its ability to perform under any Transaction Document or materially and adversely affect the financial affairs of the Servicer.

         Section 5.30.  [Reserved].

         Section 5.31.  Superior Liens.

         (a) The Servicer shall file (or cause to be filed) of record a request for notice of any action by a lienholder under a Lien for the protection of the Indenture Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.

         (b) If the Servicer is notified that any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien, or has declared or intends to declare a default under the related mortgage or promissory note secured thereby, or has filed or intends to file an election to have any Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Issuer and the Indenture Trustee, all reasonable actions that are necessary to protect the interests of the Securityholders and the Note Insurer, and/or to preserve the security of the related Home Loan, including making any Servicing Advances that are necessary to cure the default or reinstate the Superior Lien. The Servicer shall immediately notify the Issuer and the Indenture Trustee of any such action or circumstances. Any Servicing Advances by the Servicer pursuant to its obligations in this Section 5.31 shall comply with requirements set forth in
Section 5.21 hereof.

         Section 5.32.  No Personal Solicitation.

         The Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Home Loan for any purpose whatsoever, including to refinance a Home Loan, in whole or in part, without the prior written consent of the Issuer. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Issuer pursuant hereto and the Servicer shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that offers to refinance a Home Loan or to make a new loan to a Mortgagor made within 30 days following receipt by the Servicer of a pay-off request from the Mortgagor and promotions undertaken by the Servicer or any affiliate of the Servicer which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 5.32.

                                  ARTICLE VI

                          DISTRIBUTIONS AND PAYMENTS

         Section 6.01. Establishment of Trust Accounts and Certificate Distribution Account; Deposits to the Trust Accounts and Certificate Distribution Account. (a) (i) The Servicer shall establish and maintain in the name of the Securities Intermediary the Collection Account as provided in
Section 5.03, which account shall be pledged to the Indenture Trustee for the benefit of Securityholders.

               (ii) The Indenture Trustee, for the benefit of the Noteholders, shall establish and maintain in the name of the Securities Intermediary an Eligible Account (the "Note Distribution Account"), which account shall be pledged to the Indenture Trustee and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

               (iii) The Indenture Trustee, for the benefit of the Certificateholders, shall establish and maintain in the name of the Owner Trustee an Eligible Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

         (b) Funds on deposit in the Collection Account and the Note Distribution Account (each, a "Trust Account"), and funds in the Certificate Distribution Account, may be invested, and if invested shall be invested in Permitted Investments at the direction of the Servicer, in the case of the Collection Account, and otherwise at the direction of the Indenture Trustee and such investments shall not be sold or disposed of prior to their maturity. All such investments shall be made in the name of the Indenture Trustee in the manner provided herein. Subject to paragraph (b)(ii) below, funds on deposit in the Trust Accounts and the Certificate Distribution Account may be invested and if invested shall be invested (1) in Permitted Investments selected (x) in the case of the Collection Account, by the Servicer, and (y) in the case of the Note Distribution Account and the Certificate Distribution Account, by the Indenture Trustee or (2) by an investment manager in Permitted Investments selected by such investment manager; provided that (A) such investment manager shall be selected by the Servicer, in the case of the Collection Account, and by the Indenture Trustee, in the case of the Note Distribution Account and the Certificate Distribution Account, (B) such investment manager shall have agreed to comply with the terms of this Agreement as it relates to investing such funds, (C) any investment so selected by such investment manager shall be made in the name of the Indenture Trustee and shall be settled by a delivery to the Indenture Trustee that complies with the terms of this Agreement as it relates to investing such funds, and (D) prior to the settlement of any investment so selected by such investment manager, the Indenture Trustee, to the extent practicable, shall affirm that such investment is a Permitted Investment. It is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from an investment in Permitted Investments made in accordance with this Section 6.01(b). All such Permitted Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as applicable; provided, that on the Servicer Remittance Date immediately prior to each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Collection Account shall be payable to the Servicer. Other than as permitted by each Rating Agency and except otherwise set forth herein, funds on deposit in the Trust Accounts and the Certificate Distribution Account shall be invested in Permitted Investments that will mature not later than the Business Day immediately preceding the next Distribution Date (or on such next Distribution Date if either (x) such investment is held in the trust department of the institution with which the Collection Account, the Note Distribution Account or the Certificate Distribution Account, as applicable, is then maintained and is invested in a time deposit of the Indenture Trustee rated at least P-1 (or the equivalent) by each Rating Agency (such account being maintained within the trust department of the Indenture Trustee) or (y) the Indenture Trustee (so long as the short-term unsecured debt obligations of the Indenture Trustee are either (A) rated at least P-1 (or the equivalent) by each Rating Agency on the date such investment is made or (B) guaranteed by an entity whose short-term unsecured debt obligations are rated at least P-1 (or the equivalent) by each Rating Agency on the date such investment is made) has agreed to advance funds on such Distribution Date to the Note Distribution Account or the Certificate Distribution Account, as applicable, in the amount payable on such investment on such Distribution Date pending receipt thereof to the extent necessary to make distributions on such Distribution Date). For the purposes of the foregoing, unless the Indenture Trustee affirmatively agrees in writing to make such advance with respect to such investment prior to the time an investment is made, it shall not be deemed to have agreed to make such advance. The Servicer shall deposit into the Collection Account an amount equal to any loss realized on any investment of funds in the Collection Account immediately as any such loss is realized. The Indenture Trustee shall deposit in the Note Distribution Account or the Certificate Distribution Account, as applicable, an amount equal to any loss realized on any investment of funds in such account immediately as any such loss is realized. Funds on deposit in the Collection Account shall be withdrawn therefrom by the Servicer on the Servicer Remittance Date immediately preceding each Distribution Date to make deposits and distributions on each such date in the manner and priorities set forth in Section 6.05.

         (c) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders or the Noteholders and the Certificateholders, as the case may be. If, at any time, any of the Trust Accounts or the Certificate Distribution Account ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall within 30 Business Days establish a new Trust Account or a new Certificate Distribution Account, as applicable, as an Eligible Account and shall transfer any cash and/or any investments to such new account.

         The Depositor, the Issuer and the Indenture Trustee hereby appoint the Indenture Trustee, or the Administrator on behalf of the Indenture Trustee, as Securities Intermediary with respect to the Trust Accounts and the Certificate Distribution Account, and the Issuer has, pursuant to the Indenture, granted to the Indenture Trustee, for the benefit of the Securityholders, a security interest to secure all amounts due Noteholders hereunder in and to the Trust Accounts and the Security Entitlements to all Financial Assets credited to the Trust Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to the Trust Accounts and all proceeds thereof, and the Depositor hereby grants to the Issuer, as collateral agent for the benefit of Certificateholders, a security interest to secure all amounts due Certificateholders hereunder in and to the Certificate Distribution Account and the Security Entitlements and all Financial Assets credited to the Certificate Distribution Account, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to such account and all proceeds thereof. Amounts held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the benefit of the Indenture Trustee, as collateral agent, for the benefit of the Securityholders, and amounts held from time to time in the Certificate Distribution Account will continue to be held by the Securities Intermediary for the benefit of the Issuer, as collateral agent, for the benefit of the Certificateholders. Upon the termination of the Trust or the discharge of the Indenture, the Indenture Trustee shall inform the Securities Intermediary of such termination. By acceptance of their Securities or interests therein, the Securityholders shall be deemed to have appointed the Indenture Trustee, or the Administrator on behalf of the Indenture Trustee, as Securities Intermediary. The Indenture Trustee hereby accepts such appointment as Securities Intermediary.

               (i) With respect to the Trust Account Property credited to the Trust Accounts, or the Certificate Distribution Account, the Securities Intermediary agrees that:

                    (A) with respect to any Trust Account Property that is
               held in deposit accounts, each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

                    (B) the sole assets permitted in the Trust Accounts and
               the Certificate Distribution Account shall be those as the Securities Intermediary agrees to treat as Financial Assets; and

                    (C) any such Trust Account Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Account or the Certificate Distribution Account in accordance with the Securities Intermediary's customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Indenture Trustee (or the issuer, in the case of the Certificate Distribution Account) with respect thereto over which the Securities Intermediary or such other institution has Control;

               (ii) The Securities Intermediary hereby confirms that (A) each Trust Account and the Certificate Distribution Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Indenture Trustee, as collateral agent, as entitled to exercise the rights that comprise any Financial Asset credited to any Trust Account, and the Issuer, as collateral agent, as entitled to exercise the rights that comprise any Financial Asset credited to the Certificate Distribution Account, (B) all Trust Account Property in respect of any Trust Account or the Certificate Distribution Account will be promptly credited by the Securities Intermediary to such account, and (C) all securities or other property underlying any Financial Assets credited to any Trust Account or the Certificate Distribution Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case (x) will any Financial Asset credited to any Trust Account be registered in the name of the Seller or the Issuer, payable to the order of the Seller or the Issuer or specially endorsed to the Seller or the Issuer, or
          (y) will any Financial Asset credited to the Certificate Distribution Account be registered in the name of the Seller, payable to the order of the Seller or specially endorsed to the Seller, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank;

               (iii) The Securities Intermediary hereby agrees that each item of property (whether investment property, Financial Asset, security, instrument or cash) credited to any Trust Account or the Certificate Distribution Account shall be treated as a Financial Asset;

               (iv) If at any time the Securities Intermediary shall receive an Entitlement Order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Seller, the Issuer or any other Person. If at any time the Indenture Trustee notifies the Securities Intermediary in writing that the Trust has been terminated or the Indenture discharged in accordance herewith and with the Trust Agreement or the Indenture, as applicable, and the security interest granted pursuant to the Indenture has been released, then thereafter if the Securities Intermediary shall receive any order from the Seller or the Issuer directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Indenture Trustee or any other Person;

                  If at any time the Securities Intermediary shall receive an Entitlement Order from the Issuer directing transfer or redemption of any Financial Asset relating to the Certificate Distribution Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Seller or any other Person. If at any time the Issuer notifies the Securities Intermediary in writing that the Trust has been terminated in accordance herewith and with the Trust Agreement and the security interest granted above has been released, then thereafter if the Securities Intermediary shall receive any order from the Seller directing transfer or redemption of any Financial Asset relating to the Certificate Distribution Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Issuer or any other Person;

                  (v) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Trust Account or the Certificate Distribution Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee, in the case of the Trust Accounts, or of the Issuer, in the case of the Certificate Distribution Account. The Financial Assets credited to the Trust Accounts, or the Certificate Distribution Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Indenture Trustee in the case of the Trust Accounts, or of the Issuer, in the case of the Certificate Distribution Account (except that the Securities Intermediary may set-off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Trust Accounts, and the Certificate Distribution Account, and (ii) the face amount of any checks which have been credited to any Trust Account or the Certificate Distribution Account but are subsequently returned unpaid because of uncollected or insufficient funds);

                  (vi) There are no other agreements entered into between the Securities Intermediary in such capacity and the Depositor or the Issuer with respect to any Trust Account, or the Depositor with respect to the Certificate Distribution Account. In the event of any conflict between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

                  (vii) The rights and powers granted under the Indenture and herein to (x) the Indenture Trustee have been granted in order to perfect its security interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and (y) the Issuer have been granted in order to perfect its security interest in the Certificate Distribution Account and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Depositor or the Issuer nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Indenture Trustee in the Trust Accounts or of the Issuer in the Certificate Distribution Account, and in such Security Entitlements, has been terminated pursuant to the terms of this Agreement and the Indenture Trustee or the Issuer, as applicable, has notified the Securities Intermediary of such termination in writing; and

                  (viii) Notwithstanding anything else contained herein, the Depositor and the Issuer agree that the Trust Accounts and the Certificate Distribution Account will be established only with the Securities Intermediary or another institution meeting the requirements of this Section, which by acceptance of its appointment as Securities Intermediary agrees substantially as follows: (1) it will comply with Entitlement Orders related to the Trust Accounts issued by the Indenture Trustee, as collateral agent, without further consent by the Depositor or the Issuer, and with Entitlement Orders related to the Certificate Distribution Account issued by the Issuer, as collateral agent, without further consent by the Depositor; (2) until termination of the Trust or discharge of the Indenture, it will not enter into any other agreement related to such accounts pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Indenture Trustee, as collateral agent with respect to the Trust Accounts or the Issuer, as collateral agent with respect to the Certificate Distribution Account; and (3) all assets delivered or credited to it in connection with such accounts and all investments thereof will be promptly credited to the applicable account.

         (d) Notwithstanding the foregoing, the Issuer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee and the Servicer to make withdrawals and distributions from the Trust Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

         (e) Each of the Depositor and the Issuer agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any financing statements under the UCC or this Agreement) as may be necessary to perfect the interests created by this
Section in favor of the Issuer and the Indenture Trustee and otherwise fully to effectuate the purposes, terms and conditions of this Section. The Depositor shall:

                  (i) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Issuer's and the Indenture Trustee's security interest in the Trust Account Property; and

                  (ii) make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following: (1) any change in its corporate name or any trade name; (2) any change in the location of its chief executive office or principal place of business; and (3) any merger or consolidation or other change in its identity or corporate structure and promptly notify the Issuer and the Indenture Trustee of any such filings.

         None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Indenture Trustee or the Securityholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to the Indenture Trustee or the Securityholders which would otherwise be imposed by reason of the Securities Intermediary's willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder. The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document. The Issuer shall indemnify the Securities Intermediary for and hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Securities Intermediary has been guilty of bad faith, negligence or willful misconduct. The foregoing indemnification shall survive any termination of this Agreement or the resignation or removal of the Administrative Agent.

         Section 6.02. Permitted Withdrawals from the Note Distribution Account and the Certificate Distribution Account. The Indenture Trustee shall withdraw or cause to be withdrawn funds from each of the Note Distribution Account and the Certificate Distribution Account for the following purposes:

         (a) to effect the distributions described in Section 6.05;

         (b) to pay itself any interest earned on or investment income earned with respect to funds in the Note Distribution Account and the Certificate Distribution Account;

         (c) to return to the Collection Account any amount deposited in the Note Distribution Account or the Certificate Distribution Account that was not required to be deposited therein; and

         (d) to clear and terminate the Note Distribution Account and the Certificate Distribution Account upon termination of the Trust pursuant to
Article VIII.

         The Indenture Trustee shall keep and maintain a separate accounting for withdrawals from the Note Distribution Account and the Certificate Distribution Account pursuant to each of subclauses (a) through (d) listed above.

         Section 6.03. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of all money and other property payable to or receivable by the Indenture Trustee pursuant to this Agreement, including (a) all payments due on the Home Loans in accordance with the respective terms and conditions of such Home Loans and required to be paid over to the Indenture Trustee by the Servicer and (b) Insured Payments. The Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Agreement.

         Section 6.04. The Note Insurance Policy. (a) If, on the third Business Day before any Distribution Date, the Indenture Trustee determines that a Deficiency Amount exists for such Distribution Date, the Indenture Trustee shall determine the amount of any such Insured Payment and shall give notice to the Note Insurer by completing a notice in the form of Exhibit A to the Note Insurance Policy and submitting such notice by 12:00 noon New York City time on such third Business Day as a claim for an Insured Payment. The Indenture Trustee's responsibility for delivering a notice to the Note Insurer, as provided in the preceding sentence, is limited to the availability, timeliness and accuracy of the information provided by the Servicer.

         (b) In the event that the Indenture Trustee receives a certified copy of an order of the appropriate court that any scheduled payment of principal or interest on an Insured note has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall (i) promptly notify the Note Insurer, as appropriate, and the Fiscal Agent, if any, and (ii) comply with the provisions of the Note Insurance Policy to obtain payment by the Note Insurer of such voided payment. In addition, the Indenture Trustee shall mail notice to all Insured Noteholders so affected that, in the event that any such Securityholder's payment is so recovered, such Securityholder will be entitled to payment pursuant to the terms of the Note Insurance Policy, a copy of which shall be made available to such Holders by the Indenture Trustee. The Indenture Trustee shall furnish to the Note Insurer and the appropriate Fiscal Agent, if any, its records listing the payments on the affected Insured Notes, if any, that have been made by the Indenture Trustee and subsequently recovered from the affected Securityholders, and the dates on which such payments were made by the Indenture Trustee.

         (c) The Indenture Trustee shall establish a separate Eligible Account for the benefit of Insured Noteholders and the Note Insurer referred to herein as the "Note Insurance Payment Account" over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit upon receipt any amount paid under the Note Insurance Policy in the Note Insurance Payment Account and distribute such amount only for purposes of payment to Insured Noteholders of the Insured Payment and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Indenture Trustee or the Trust Estate. Amounts paid under the
Note Insurance Policy, to the extent needed to pay the Insured Payment shall be transferred by the Indenture Trustee from the Note Insurance Payment Account to the Note Distribution Account on the related Distribution Date and disbursed by the Indenture Trustee to Insured Noteholders in accordance with
Section 6.05. It shall not be necessary for payments made under the Note Insurance Policy to be made by checks or wire transfers separate from other amounts distributed pursuant to Section 6.05. However, the amount of any payment of principal or of interest on the Notes to be paid from funds transferred from the Note Insurance Payment Account shall be noted as provided in paragraph (d) below. Funds held in the Note Insurance Payment Account shall not be invested. Any funds remaining in the Note Insurance Payment Account on the first Business Day following a Distribution Date shall be returned to the
Note Insurer pursuant to the written instructions of the Note Insurer by the end of such Business Day.

         (d) The Indenture Trustee Remittance Report shall indicate the amount of interest and principal paid in respect of the Insured Notes from moneys received under the Note Insurance Policy. The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Insured Note from moneys received under the Note Insurance Policy. The Note Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Indenture Trustee.

         (e) The Indenture Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Indenture Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Insured Notes. Each Securityholder, by its acceptance of a Security, the Servicer and the Indenture Trustee agree that, the Note Insurer (so long as no Note Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and
(ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Note Insurer shall be subrogated to, and each Securityholder, the Servicer and the Indenture Trustee hereby delegate and assign to the Note Insurer, to the fullest extent permitted by law, the rights of the Servicer, the Indenture Trustee and each Securityholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

         (f) Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Insured Notes which is made with moneys received pursuant to the terms of the Note Insurance Policy shall not be considered payment of such Securities from the Trust Estate and shall not result in the payment of or the provision for the payment of the principal of or interest on such Securities within the meaning of Section 6.05. The Depositor, the Servicer and the Indenture Trustee acknowledge, and each Holder by its acceptance of a Security agrees, that without the need for any further action on the part of the Note Insurer, the Depositor, the Servicer and the Indenture Trustee acknowledge, and each Holder by its acceptance of a Security agrees, that without the need for any further action on the part of the Note Insurer, the Depositor, the Servicer, the Indenture Trustee or the Note Registrar (a) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on any Insured Notes to the Holders of such Insured Notes, the Note Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Trust Estate and (b) the Note Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

         The Indenture Trustee, the Depositor and the Servicer shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth therein.

         (g) The Indenture Trustee will hold the Note Insurance Policy in trust as agent for the Holders of the Insured Notes for the purpose of making claims thereon and distributing the proceeds thereof. Each Holder of Insured Notes, by accepting its Insured Notes, appoints the Indenture Trustee as attorney-in-fact for the purpose of making claims on the Note Insurance Policy.

         Section 6.05. Distributions. (a) Not later than the close of business on each Servicer Remittance Date, the Servicer shall remit to the Indenture Trustee for deposit into the Note Distribution Account from funds on deposit in the Collection Account an amount equal to the Available Funds for the related Distribution Date.

         (b) With respect to funds deposited in the Note Distribution Account, on each Distribution Date, the Indenture Trustee shall make the following allocations, disbursements and transfers, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

               (i) On each Distribution Date, the Indenture Trustee shall distribute the Available Funds for such date in the following order of priority:

                    first, if GMACM is no longer the Servicer, to pay the
               Owner Trustee Compensation and the Custodian Compensation;

                    second, to the Note Insurer, the Premium Amount for such
               date;

                    third, for retention in the Note Distribution Account, the
               Noteholders' Interest Distribution Amount for such date, to be paid pro rata to the Noteholders;

                    fourth, for retention in the Note Distribution Account,
               the amount necessary to reduce the Class Principal Amount of the Notes to the Optimal Principal Amount for such date, to be paid pro rata to the Noteholders until the Class Principal Amount of the Class A Notes has been reduced to zero;

                    fifth, for retention in the Note Distribution Account, for distribution to the Note Insurer, any previously unreimbursed Reimbursement Amount;

                    sixth, to the Servicer, the amount of any Nonrecoverable
               Advances not previously reimbursed;

                    seventh, to the Servicer, any amounts payable or
               reimbursable thereto pursuant to Sections 7.02 and 11.01 hereof;

                    eighth, to the Custodian, any amount payable or
               reimbursable thereto under the Custodial Agreement in excess of the Custodian Compensation; and

                    ninth, to the Certificate Distribution Account, for
               distribution to the Residual Certificateholders on a pro rata basis.

               (ii) On each Distribution Date, the Indenture Trustee shall distribute any Insured Payment for such date to the Insured Noteholders entitled thereto.

         (c) All distributions made to each Class of Securities on each Distribution Date will be made on a pro rata basis among the Securityholders of such Class on the next preceding Record Date based on the Percentage Interest represented by their respective Securities, and shall be made by wire transfer of immediately available funds at the expense of such Securityholder to the account of such Securityholder at a bank or other entity having appropriate facilities therefor, if such Securityholder shall have provided complete wiring instructions by the Record Date, and otherwise by check mailed to the address of such Securityholder appearing in the Security Register.

         Section 6.06.   [Reserved].

         Section 6.07. Reports by Indenture Trustee. (a) On each Distribution Date the Indenture Trustee shall provide to each Holder, to the Servicer, to the Note Insurer, to Deutsche Bank Securities Inc., to the Depositor and to the Rating Agencies a report (the "Indenture Trustee Remittance Report"), setting forth information including, without limitation, the following information:

               (i) the Available Collection Amount for the related Distribution Date;

               (ii) the Class Principal Amount or Class Notional Amount of each Class of Notes as of such Distribution Date after giving effect to any payment of principal on such Distribution Date;

               (iii) the amount of principal and interest received on the Home Loans during the related Due Period;

               (iv) the Noteholders' Interest Distribution Amount;

               (v) the amount, if any of the Overcollateralization Release Amount and, if applicable, the Overcollateralization Reduction Amount or any other amount to be distributed to the Securityholders on such Distribution Date;

               (vi) the Servicing Fee, the Indenture Trustee Fee, the Owner Trustee Compensation, the Custodian Compensation and the Premium Amount for such Distribution Date;

               (vii) the Overcollateralization Amount on such Distribution Date and the Targeted Overcollateralization Amount as of such Distribution Date;

               (viii) the weighted average maturity of the Home Loans and the weighted average Mortgage Rate of the Home Loans;

               (ix) the amount of any Insured Payment included in the amounts distributed to the Insured Noteholders on such Distribution Date;

               (x) the amount of any Reimbursement Amount to be distributed to the Note Insurer on such Distribution date and the amount of any Reimbursement Amount remaining unsatisfied following such distribution;

               (xi) the scheduled principal payments and the principal prepayments received with respect to the Home Loans during the related Due Period;

               (xii) the number of Home Loans and the aggregate Principal Balance of Home Loans purchased or substituted for pursuant to Sections 3.03 and 2.04 for the related Distribution Date and, since the Closing Date, the cumulative number and Principal Balance of Home Loans purchased or substituted for pursuant to Sections 3.03 and 2.04; and

               (xiii) such other information as may be reasonably requested by the Indenture Trustee or Note Insurer.

         In addition, by January 31 of each calendar year following any year during which the Securities are outstanding, the Indenture Trustee shall furnish a report to each Holder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (iv) with respect to the Securities for such calendar year. Such information shall be deemed to have been furnished if provided pursuant to the requirements of the Code from time to time in force.

         (b) [Reserved].

         (c) In addition, on each Distribution Date the Indenture Trustee will provide to each Holder, to the Note Insurer, to the Servicer, to the Depositor and to the Rating Agencies, together with the information described in subsection (a) preceding, the following information with respect to the Home Loans as of the following dates, as applicable: (1) with respect to Monthly Payments, the close of business on the last day of the related Due Period; (2) with respect to Principal Prepayments in Full, Curtailments, Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds and any other unscheduled payments or recoveries, the close of business on the last day of the related Due Period; (3) with respect to Home Loans that are Delinquent, the close of business on the last day of the immediately preceding calendar month and (4) in all other cases, unless otherwise specified, the close of business on the last day of the related Due Period.

               (i) the total number of Home Loans and the aggregate Principal Balances thereof for such Distribution Date, together with the number and aggregate Principal Balances of such Home Loans and the percentage (based on the aggregate Principal Balances of the Home Loans) of all Home Loans (A) 30-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90 or more days Delinquent;

               (ii) the number and aggregate Principal Balances of all Home Loans and percentage (based on the aggregate Principal Balances of the Home Loans) of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balance of all Home Loans in foreclosure proceedings and the number and aggregate Principal Balances of all Home Loans and percentage (based on the aggregate Principal Balances of the Home Loans) of any such Home Loans which are also included in any of the statistics described in the foregoing clauses (i)(A), (i)(B) and (i)(C);

               (iii) the number and aggregate Principal Balances of all Home Loans and percentage (based on the aggregate Principal Balances of the Home Loans) of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balance of all Home Loans relating to Mortgagors in bankruptcy proceedings and the number and aggregate Principal Balances of all Home Loans and percentage (based on the aggregate Principal Balances of the Home Loans) of any such Home Loans which are also included in any of the statistics described in the foregoing clauses (i)(A), (i)(B) and (i)(C);

               (iv) the number and aggregate Principal Balances of all Home Loans and percentage (based on the aggregate Principal Balances of the Home Loans) of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balance of all Home Loans relating to Foreclosure Properties and the number and aggregate Principal Balances of all Home Loans and percentage (based on the aggregate Principal Balances of the Home Loans) of any such Home Loans which are also included in any of the statistics described in the foregoing clause (i)(A), (i)(B) and (i)(C);

               (v) the weighted average Mortgage Rate as of the Due Date occurring in the Due Period related to such Distribution Date;

               (vi) the weighted average remaining term to stated maturity of all Home Loans;

               (vii) the book value of any Foreclosure Property;

               (viii) the Total Loan Balance for such Distribution Date;

               (ix) the number of Foreclosure Properties and aggregate Principal Balance of related Home Loans; and

               (x) Liquidation Proceeds, Liquidation Expenses and Net Liquidation Proceeds received by the Servicer during the related Due Period.

         (d) The obligation of the Indenture Trustee to provide the information required under this Section shall be subject to the timely availability and accuracy of the information provided by the Servicer under
Section 5.19.

         Section 6.08. Additional Reports by Indenture Trustee. (a) The Indenture Trustee shall report to the Depositor, the Servicer and the Note Insurer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Indenture Trustee and the identity of the investments included therein, as the Depositor, the Servicer or the Note Insurer may from time to time request in writing.

         (b) From time to time, at the request of the Note Insurer, the Indenture Trustee shall report to the Note Insurer with respect to its actual knowledge of any breach of any of the representations or warranties relating to individual Home Loans set forth in the Home Loan Sale Agreement or in
Section 3.01 or 3.02 hereof.

         Section 6.09.  [Reserved].

         Section 6.10. Effect of Payments by the Note Insurer; Subrogation. Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Insured Notes that is made with moneys received pursuant to the terms of the Note Insurance Policy shall not be considered payment of the Securities from the Trust Estate. The Depositor, the Servicer and the Indenture Trustee acknowledge, and each Holder by its acceptance of a Security agrees, that without the need for any further action on the part of the Note Insurer, the Depositor, the Servicer, the Indenture Trustee or the Note Registrar (a) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on the Insured Notes to the Holders of such Securities, the Note Insurer will be fully subrogated to, and each Securityholder, the Servicer and the Indenture Trustee hereby delegate and assign to the Note Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Estate, including, without limitation, any amounts due to the Securityholders in respect of securities law violations arising from the offer and sale of the Insured Notes, and (b) the Note Insurer shall be paid such amounts but only from the sources and in the manner provided herein for the payment of such amounts. The Indenture Trustee and the Servicer shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

         Section 6.11.  Allocation of Realized Losses.  [Not applicable].

         Section 6.12.  Pre-Funding Account.  [Not applicable].

         Section 6.13.  Capitalized Interest Account.  [Not applicable].

         Section 6.14. Determination of LIBOR. If the outstanding Securities include any LIBOR Securities, then on each LIBOR Determination Date the Indenture Trustee shall determine LIBOR for the next succeeding Accrual Period by reference to the display designated as page 3750 on the Dow Jones Telerate Service (or such other page as may replace such page on that service for the purpose of displaying London interbank offered quotations of major banks).

         If such rate does not appear on Telerate Page 3750, the rate for such day shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such day to banks in the London interbank market for a term equal to the relevant Accrual Period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for the next applicable Accrual Period shall be the arithmetic mean of those quotations.

         As used herein, "Reference Banks" means leading banks selected by the Indenture Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

         If on any LIBOR Determination Date only one or none of the Reference Banks provides the offered quotations, LIBOR for the next applicable Accrual Period shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Indenture Trustee, at approximately 11:00 a.m., New York City time, on such day for loans in United States dollars to leading European banks for a term equal to the relevant Accrual Period. If on any LIBOR Determination Date the Indenture Trustee is unable to determine LIBOR for an Accrual Period, LIBOR for such Accrual Period shall be LIBOR as determined on the previous LIBOR Determination Date.

         Notwithstanding the foregoing, LIBOR for the next succeeding Accrual Period shall not be based on LIBOR for the immediately preceding Accrual Period for two consecutive LIBOR Determination Dates. If, under the procedures described above, LIBOR for the next succeeding Accrual Period would be based on LIBOR for the previous LIBOR Determination Date for the second consecutive LIBOR Determination Date, the Indenture Trustee shall select an alternative index (over which the Indenture Trustee has no control) used for determining Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

         The establishment of LIBOR by the Indenture Trustee and the Indenture Trustee's subsequent calculation of the rate of interest applicable to the LIBOR Securities for the relevant Accrual Period, in the absence of manifest error, shall be final and binding.

         Section 6.15.  The Reserve Fund.  [Not applicable].

                                  ARTICLE VII

                                    DEFAULT

         Section 7.01. Events of Default. (a) "Event of Default", wherever used herein, means any one of the following events:

               (i) any failure by the Servicer to remit to the Indenture Trustee any payment, excluding any Servicing Advance, required to be made by the Servicer under the terms of this Agreement which continues unremedied for one Business Day after delivery of notice thereof to the Servicer;

               (ii) any failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by any Securityholder or the Note Insurer;

               (iii) any failure by the Servicer to deposit amounts received with respect to the Home Loans in the Collection Account on a daily basis within two Business Days of receipt in accordance with Section
          5.03 hereof;

               (iv) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or material agreements on the part of the Servicer contained in this Agreement, or the failure of any representation and warranty made pursuant to Section 3.01 to be true and correct in all material respects which continues unremedied for a period of 45 days after the earlier of (A) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer, as the case may be, by the Depositor or the Indenture Trustee or to the Servicer and the Indenture Trustee by any Securityholder or the Note Insurer and (B) actual knowledge of such failure by a Servicing Officer or Responsible Officer of the Servicer; provided, however, that if, prior to the occurrence of a
          Note Insurer Default, the Servicer shall have given notice to the
          Note Insurer of corrective action it proposes to take, which corrective action is agreed in writing by the Note Insurer to be satisfactory, such period may be extended by the Note Insurer.

               (v) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days or shall have resulted in the entry of an order for relief or any such adjudication or appointment;

               (vi) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property;

               (vii) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

               (viii) to the extent of any material adverse effect on the interests of the Indenture Trustee, the Securityholders or the Note Insurer, the Servicer no longer meets the qualifications of either a FNMA or FHLMC seller/servicer;

               (ix) to the extent of any material adverse effect on the interests of the Indenture Trustee, the Securityholders or the Note Insurer, any failure by the Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction where a Mortgaged Property is located;

               (x) the Servicer attempts to assign any of its rights or delegate any of its duties hereunder other than in compliance with the terms of this Agreement, or to an assignee or designee that is not acceptable to the Note Insurer;

               (xi) any failure of the Servicer to provide any of the reports and information to the Indenture Trustee as provided in Section 5.19 which results in a draw on and under the terms of the Note Insurance Policy;

               (xii) the Note Insurer notifies the Indenture Trustee of an Event of Default with respect to the Servicer under the Insurance Agreement;

               (xiii) Cumulative Realized Losses since the Cut-off Date equal or exceed the following percentages of the Cut-Off Date Balance:

                        Month of Determination             Percentage

                     September 1999 - August 2000            3.00%
                     September 2000 - August 2001            7.50
                     September 2001 - August 2002           11.75
                     September 2002 - August 2003           15.75
                     September 2003 - August 2004           18.00
                     September 2004 and thereafter          19.00

               (xiv) the Rolling Delinquency Percentage exceeds 4.00%;

               (xv) the occurrence of a Loss Rate Servicer Default Trigger Event; or

               (xvi) any decline in the Net Worth of the Servicer below $100,000,000.

         (b) If an Event of Default described in this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied the Note Insurer may or the Indenture Trustee shall, but only at the direction of the Note Insurer or the Majority Securityholders and with the prior written consent of the Note Insurer, by notice in writing to the Servicer and a Responsible Officer of the Indenture Trustee, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Home Loans and the proceeds thereof, as servicer. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Home Loans or otherwise, shall, subject to Section 7.02, pass to and be vested in the Indenture Trustee or its designee approved by the Note Insurer (or another successor Servicer appointed by the Note Insurer) and the Indenture Trustee (or such other successor Servicer, as applicable) is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, at the expense of the Servicer, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Home Loans and related documents. The Servicer agrees to cooperate (and pay any related costs and expenses) with the Indenture Trustee or another successor Servicer, as applicable, in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Indenture Trustee or its designee or another successor Servicer, as applicable, for administration by it of all amounts which shall at the time be credited by the Servicer to the Collection Account or thereafter received with respect to the Home Loans. The Indenture Trustee shall promptly notify the
Note Insurer and the Rating Agencies of the occurrence of an Event of Default. The Note Insurer may appoint a successor Servicer other than the Indenture Trustee. Until a successor Servicer has been appointed by the Note Insurer, the Indenture Trustee shall be the successor Servicer in all respects without further action, and all authority and power of the Servicer under this agreement shall pass to and be vested in the Indenture Trustee on and after the effective date of termination.

         Section 7.02. Indenture Trustee to Act; Appointment of Successor. (a) On and after the time that the Servicer receives a notice of termination pursuant to Section 7.01, or the Indenture Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 5.24, or the Servicer is removed as Servicer pursuant to Section 7.01, in which event the Indenture Trustee shall promptly notify the Rating Agencies, and except as otherwise provided in Section 7.01, the Indenture Trustee or another successor acceptable to the Note Insurer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on or after the date of succession; provided, however, that the Indenture Trustee shall not be liable for any actions or the representations and warranties of any servicer prior to it and including, without limitation, the obligations of the Servicer set forth in Sections 2.04 and 3.03. The Indenture Trustee, as successor Servicer, or any other successor Servicer shall be obligated to make advances pursuant to Section 5.21 unless, and only to the extent the Indenture Trustee as successor servicer determines reasonably and in good faith that such advances would not be recoverable pursuant to Section 5.04, such determination to be evidenced by a certification of a Responsible Officer of the Indenture Trustee, as successor Servicer delivered to the Note Insurer.

         (b) Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Securityholders with the consent of the Note Insurer or the Note Insurer so requests in writing to the Indenture Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Note Insurer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Notwithstanding the above, the Indenture Trustee shall perform all obligations of the Servicer until the Note Insurer or the Indenture Trustee with the prior written consent of the Note Insurer appoints a successor Servicer acceptable to the Note Insurer.

         The Note Insurer may appoint a successor Servicer other than the Indenture Trustee. If the Note Insurer fails to appoint a successor Servicer, the Indenture Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing an home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by FNMA or FHLMC for first and second home equity loans and having equity of not less than $5,000,000 (or such lower level as may be acceptable to the Note Insurer), as determined in accordance with generally accepted accounting principles and acceptable to the Note Insurer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. The compensation of any successor Servicer (other than the Indenture Trustee in its capacity as successor Servicer) so appointed shall be the amount agreed to between the successor Servicer, the Note Insurer and the Indenture Trustee (up to a maximum of the Servicing Fee Rate on the outstanding Principal Balance of each Home Loan), together with the other Servicing Fee in the form of assumption fees, late payment charges or otherwise as provided in Sections 5.14; provided, however, that if the Indenture Trustee becomes the successor Servicer it shall receive as its compensation the same compensation paid to the Servicer immediately prior to the Servicer's removal or resignation. The successor Servicer shall be entitled to set-up expenses, if any, in connection with becoming Servicer pursuant to Section 6.05(b)(i) hereof.

         (c)      [Reserved]

         (d) The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession, including the notification by such successor of all Mortgagors of the transfer of servicing to the extent that the predecessor Servicer fails to do so. The predecessor Servicer agrees to cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the predecessor Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor Servicer, as applicable, at the predecessor Servicer's cost and expense, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor Servicer, as applicable, all amounts that then have been or should have been deposited in the Collection Account by the Servicer or that are thereafter received with respect to the Home Loans. Any collections received by the predecessor Servicer after such removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor Servicer. Any amounts and documents which are property of the Trust Estate held by the predecessor Servicer shall be held in trust on behalf of the Indenture Trustee until transferred to the successor Servicer or Trustee. Neither the Indenture Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until the Note Insurer shall have consented in writing thereto, and written notice of such proposed appointment shall have been provided by the Indenture Trustee to the Note Insurer and to each Securityholder. The Indenture Trustee shall not resign as Servicer until a successor Servicer acceptable to the Note Insurer has been appointed.

         (e) Pending appointment of a successor to the Servicer hereunder, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Home Loans as it, the Note Insurer and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 5.14. The Servicer, the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (f)      [Reserved]

         (g) The Indenture Trustee or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall, at the expense of the Depositor, immediately record all Assignments of Mortgage not previously recorded in the name of the Indenture Trustee pursuant to Section 2.03 as a result of an Opinion of Counsel.

         (h) The Servicer that is being removed or is resigning shall give notice to the Mortgagors and to the Rating Agencies of the transfer of the servicing to the successor.

         (i) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities of the predecessor Servicer including, but not limited to, the maintenance of the fidelity bond and errors and omissions policy pursuant to Section 5.08 and shall be entitled to the Servicing Fee and all of the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. The appointment of a successor Servicer shall not affect any liability or right of the predecessor Servicer which may have arisen or accrued under this Agreement prior to its termination as Servicer (including, without limitation, any deductible under an insurance policy), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement.

         Section 7.03. Waiver of Defaults. The Note Insurer or Majority Securityholders may, on behalf of all Securityholders, and subject to the consent of the Note Insurer, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII; provided, however, that the Majority Securityholders may not waive a default in making a required distribution on a Security without the consent of the holder of such Security. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement unless otherwise specified in such waiver. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to the Rating Agencies.

         Section 7.04. Home Loans, Trust Estate and Accounts Held for Benefit of the Note Insurer. (a) The Indenture Trustee shall hold the Trust Estate and shall hold, directly or indirectly through its Custodian, the Mortgage Files for the benefit of the Securityholders and the Note Insurer and all references in this Agreement and in the Securities to the benefit of Holders of the Securities shall be deemed to include the Note Insurer. The Indenture Trustee shall cooperate in all reasonable respects with any reasonable request by the
Note Insurer for action to preserve or enforce the Note Insurer's rights or interests under this Agreement and the Securities.

         (b) The Servicer hereby acknowledges and agrees that it shall service the Home Loans for the benefit of the Issuer, the Indenture Trustee and the
Note Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Securityholders shall be deemed to include the Note Insurer.

         Section 7.05. Rights of the Note Insurer to Exercise Rights of Securityholders. By accepting its Security, each Securityholder agrees that unless a Note Insurer Default exists, the Note Insurer shall be deemed to be the Securityholders for all purposes (other than with respect to payment on the Securities) and shall have the right to exercise all rights of the Securityholders under this Agreement and under each Class of Securities without any further consent of the Securityholders.

         Section 7.06. Indenture Trustee to Act Solely with Consent of the
Note Insurer. Unless Note Insurer Default exists, the Indenture Trustee shall not, without the Note Insurer's consent or unless directed by the Note
Insurer:

         (a) terminate the rights and obligations of the Servicer as Servicer pursuant to Section 7.01;

         (b) agree to any amendment pursuant to Article XI, provided, however, that such consent shall not be unreasonably withheld; or

         (c) undertake any litigation.

         The Note Insurer may, in writing and in its sole discretion renounce all or any of its rights under section 7.04, 7.05 or 7.06 or any requirement for the Note Insurer's consent for any period of time.

                                 ARTICLE VIII

                                  TERMINATION

         Section 8.01. Termination. (a) Subject to Section 8.02, this Agreement shall terminate upon notice to the Indenture Trustee of either: (i) the disposition of all funds with respect to the last Home Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Note Insurer and the Indenture Trustee or (ii) mutual consent of the Servicer, the Note Insurer and all Securityholders in writing; provided, however, that in no event shall this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James's, alive as of the date hereof.

         (b) In addition, subject to Section 8.02, the Majority Residual Interestholders may, at their option and at their sole cost and expense, upon 20 days' prior written notice to the Indenture Trustee, terminate this Agreement on any date on which the Total Loan Balance is less than 10% of the Cut-off Date Balance by purchasing, during the Due Period relating to the next succeeding Distribution Date, all of the outstanding Home Loans and Foreclosure Properties, and other property of the Trust, for the Termination Price. If the Majority Residual Interestholders do not exercise such purchase option within three calendar months of the date in which they are first entitled to do so, the Note Insurer shall have the option, at its sole cost and expense, upon 20 days' prior notice to the Indenture Trustee, to purchase all of the outstanding Home Loans and Foreclosure Properties and other property of the Trust for the Termination Price.

         Any such purchase shall be accomplished by deposit into the Collection Account of the Termination Price. From the Termination Price so deposited, the Indenture Trustee shall reimburse the Servicer for the amount of any unpaid Servicing Fees and unreimbursed Servicing Advances made by the Servicer with respect to the related Home Loans. No such termination is permitted without the prior written consent of the Note Insurer if it would result in a draw on the Note Insurance Policy.

         (c) [Reserved]

         (d) Notice of any termination, specifying the Distribution Date upon which the Trust will terminate and that the Securityholders shall surrender their Securities to the Indenture Trustee for payment of the final distribution and cancellation, shall be given promptly by the Indenture Trustee by letter to the Securityholders mailed during the month of such final distribution before the Servicer Remittance Date in such month, specifying (i) the Distribution Date upon which final payment of the Securities will be made upon presentation and surrender of the Securities at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Securities at the office of the Indenture Trustee therein specified. The obligations of the Note Insurer hereunder shall terminate upon the deposit with the Indenture Trustee of the Termination Price and when the aggregate Principal Amount of the Securities has been reduced to zero, whereupon the Indenture Trustee will return the Note Insurance Policy to the Note Insurer for cancellation.

         (e) In the event that not all Securityholders surrender their Securities for cancellation within six months after the time specified in the above-mentioned written notice, the Indenture Trustee shall give a second written notice to the remaining Securityholders to surrender their Securities for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Securities shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Securityholders concerning surrender of their Securities and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Securities shall not have been surrendered for cancellation, the Certificateholders shall be entitled to all unclaimed funds and other assets (other than amounts relating to Insured Payments, which shall be disbursed to the Note Insurer) which remain subject hereto and the Indenture Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Securityholders shall look only to such Certificateholders for payment. Such funds shall remain uninvested.

                                  ARTICLE IX

                                  [RESERVED]

                                   ARTICLE X

                                  [RESERVED]

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

         Section 11.01. Limitation on Liability of the Depositor and the Servicer. (a) Neither the Depositor, the Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Note Insurer, the Issuer or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or against any specific liability imposed on the Servicer or the Depositor pursuant to any other Section hereof; and provided further that this provision shall not protect the Depositor, the Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified and held harmless by the Trust against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Securities, other than any loss, liability or expense related to Servicer's failure to perform its duties and service the Home Loans in compliance with the terms of this Agreement, or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder; provided, however, that such indemnity shall be payable solely as provided in Section 6.05(b)(i). Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In the event the Depositor or the Servicer take any action as described in the preceding sentence, the legal expenses and costs of such action, if previously approved in writing by the Note Insurer, which approval shall not be unreasonably withheld, and any liability resulting therefrom will be expenses, costs and liabilities of the Issuer, and the Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor as provided in Section 6.05(b)(i).

         (b)      [Reserved]

         (c) The Servicer agrees to indemnify and hold the Issuer, Indenture Trustee, the Depositor, the Note Insurer and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses actually sustained by the Issuer, Indenture Trustee, the Depositor, the Note Insurer or any Noteholder resulting from the failure of the Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Issuer, Indenture Trustee, the Depositor, the Note Insurer and each Securityholder if a claim is made by a third party arising out of or based upon the alleged actions of the Servicer or alleged failure of the Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement, and the Servicer shall assume (with the consent of the Indenture Trustee and the Note Insurer) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Indenture Trustee, the Depositor, the Note Insurer and/or Securityholder in respect of such claim. Notwithstanding the foregoing, the Servicer shall not be obligated to indemnify any such party or assume the defense for any claim by a third party that does not arise out of and is not based upon the alleged actions of the Servicer or alleged failure of the Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement.

         (d) The Indenture Trustee shall, in accordance with instructions received from the Servicer, reimburse the Servicer only from amounts otherwise distributable on the Residual Interest Certificates for all amounts advanced by it pursuant to the preceding sentence, except when a final nonappealable adjudication determines that the claim relates directly to the failure of the Servicer to perform its duties in compliance with this Agreement. The provision of this Section 11.01 shall survive the termination of this Agreement and the payment of the outstanding Securities.

         Section 11.02. Acts of Securityholders. (a) Except as otherwise specifically provided herein, whenever Securityholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Securityholders or the Note Insurer agrees to take such action or give such consent or approval.

         (b) The death or incapacity of any Securityholder shall not operate to terminate this Agreement or the Trust, nor entitle such Securityholder's legal representatives or heir to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (c) No Securityholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Securities, be construed so as to constitute the Securityholders from time to time as partners or members of an association; nor shall any Securityholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         Section 11.03. Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Indenture Trustee with the prior written consent of the Note Insurer without the consent of any of the Securityholders, (i) to cure any ambiguity or mistake, (ii) to correct, modify or supplement any provisions herein which may be inconsistent with any other provisions herein or in an Offering Document, (iii) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions hereof amend this Agreement in any respect subject to the provisions below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Indenture Trustee and the Note Insurer, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust at least from the effective date of such amendment; provided that in the case of clause (iii) such action shall not adversely affect in any material respect the interests of any Securityholder (other than Securityholders who shall consent to such amendment) or the Note Insurer, as evidenced either by an Opinion of Counsel (provided by the Person requesting such amendment) or written notification from each Rating Agency to the effect that such amendment will not cause such Rating Agency to lower or withdraw the then current ratings on the Securities (without regard to the Note Insurance Policy), delivered to the Indenture Trustee and the Note Insurer.

         This Agreement may also be amended from time to time by the Depositor, the Servicer and the Indenture Trustee with the consent of the Note Insurer and the Majority Securityholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Securities; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Home Loans which are required to be distributed on any Security without the consent of the Holder of such Security or (ii) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such amendment, without the consent of the Note Insurer and the Holders of all Securities then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.03, Securities registered in the name of the Depositor or the Servicer or any affiliate thereof shall be entitled to voting rights with respect to matters described in clauses (i) and (ii) of this paragraph.

         Notwithstanding any contrary provision of this Agreement, the Indenture Trustee shall not consent to any amendment to this Agreement unless it and the Note Insurer shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on the Trust or cause the Trust to fail to qualify as a grantor trust at any time that any of the Securities are outstanding.

         Promptly after the execution of any such amendment the Indenture Trustee shall furnish a statement describing the amendment to each Securityholder, the Note Insurer, and each Rating Agency.

         It shall not be necessary for the consent of Securityholders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

         The Indenture Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

         Section 11.04. Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Securityholders' or the Note Insurer's expense on direction and at the expense of Majority Securityholders or the Note Insurer's requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders or the Note Insurer, as applicable, or is necessary for the administration or servicing of the Home Loans.

         Section 11.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Servicer, GMAC Mortgage Corporation, 500 Enterprise Road, Horsham, Pennsylvania 18944, Attention: Anthony N. Renzi, Managing Director, with a copy to GMAC Mortgage Corporation, 100 Witmer Road, Horsham, Pennsylvania 18944, Attention: Peter Hender, Associate Counsel; (ii) in the case of ACE Securities Corp., c/o Deutsche Bank Securities Inc., 31 West 52nd Street, New York, New York 10019, Attention: Asset-Backed Securities Group, ACE 1999-A; (iii) in the case of the Indenture Trustee, First Union National Bank, c/o Bankers Trust Company, 3 Park Plaza, 16th Floor, Irvine, California 92614, Attention: ACE 1999-A; (iv) in the case of the Securityholders, as set forth in the Security Register; (v) in the case of Moody's, Moody's Investors Service, 99 Church Street, New York, New York 10007, Attention: Residential Mortgage Pass-through Monitoring; (vi) in the case of S&P, Standard & Poor's Rating Services, 55 Water Street, New York, New York 10041; and (vii) in the case of the Note Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management -- Structured Finance (IMP-SF), ACE Securities Corp. Series 1999-A. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Securityholders shall be effective upon mailing or personal delivery.

         Section 11.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or of the Securities or the rights of the Holders thereof.

         Section 11.07. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

         Section 11.08. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Servicer, the Depositor, the Indenture Trustee and the Securityholders and their respective successors and permitted assigns.

         Section 11.09. Headings. The headings of the various articles and sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         Section 11.10. Note Insurer Default. Any right conferred to the Note Insurer, including, without limitation, the right to receive the Premium Amount shall be suspended during any period in which a Note Insurer Default exists. At such time as the Securities are no longer outstanding hereunder, and no amounts owed to the Note Insurer hereunder or under the Insured Amount remain unpaid, the Note Insurer's rights hereunder shall terminate.

         Section 11.11. Third Party Beneficiary. The parties agree that each of the Seller and the Note Insurer are intended to have and shall have all rights of a third-party beneficiary of this Agreement.

         Section 11.12.  [Reserved.]

         Section 11.13.  Notice to Rating Agencies and Note Insurer.

         The Indenture Trustee shall use its best efforts to promptly provide notice to the Rating Agencies and the Note Insurer with respect to each of the following of which it has actual knowledge:

               1. Any material change or amendment to this Agreement;

               2. The occurrence of any Event of Default;

               3. The resignation or termination of the Servicer or the Indenture Trustee; and

               4. The final payment to Securityholders.

         In addition, the Indenture Trustee shall promptly furnish to the Rating Agencies copies of the following:

               1. Each report to Securityholders described in Section 6.07;
          and

               2. Each annual independent public accountants' servicing report described in Section 5.17.

         Any such notice pursuant to this Section 11.13 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service (except in the case of notice to the Note Insurer which notice shall be given in accordance with Section 11.05 hereof).

         Section 11.14. Governing Law. THIS AGREEMENT AND THE CERTIFICATES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.15. Appointment of Agent. The Depositor hereby appoints Deutsche Bank Securities Inc. as its agent (the "Administrative Agent") for the purpose of performing the duties of the Depositor under this Agreement and the other Basic Documents, other than the duties of the Depositor under
Article II and Section 3.02 hereof.

         Section 11.16.  Taxes.

         (a) As provided in the Administration Agreement, the Administrator will perform, or cause to be performed, such duties and take, or cause to be taken, such actions, as are required to be performed or taken with respect to the Trust under the Code, including the duties and actions of the Owner Trustee under Section 5.05 of the Trust Agreement. The Administrator will prepare for signature by the Owner Trustee and, upon obtaining such signature, shall file or cause to be filed with the Internal Revenue Service federal tax or information returns with respect to the Trust and the Securities containing such information and at the times and in such manner as may be required by the Code or applicable Treasury regulations, and shall furnish to Holders such statements or information at the times and in such manner as may be required thereby; provided, however, that the Administrator will not be required to compute the Issuer's gross income; and provided, further, that the Administrator will not be required to prepare and file partnership tax returns on behalf of the Issuer unless it receives an opinion of counsel (which shall not be at the Administrator's expense, but shall be at the expense of the Seller or other party furnishing such opinion) as to the necessity of such filings. The Owner Trustee shall sign all tax information returns filed pursuant to this Section.

         (b) As provided in the Administration Agreement, the Administrator will timely file all reports required to be filed by the Trust with any federal, state or local governmental authority having jurisdiction over the Trust, including the Internal Revenue Service's Form 1041 prepared for a grantor trust signed by the Owner Trustee, and including any other reports that must be filed with the Securityholders. Furthermore, the Servicer shall report to Holders, if required, with respect to the allocation of expenses pursuant to Section 212 of the Code in accordance with the specific instructions to the Administrator by the Seller with respect to such allocation of expenses. Absent specific instructions, the Administrator will allocate expenses to Holders based on the right of each Holder to gross stated interest on the Home Loans. The Administrator will collect any forms or reports from the Holders determined by the Seller to be required under applicable federal, state and local tax laws.

         (c) Unless required otherwise by provisions of the Internal Revenue Code or interpretations thereof, the Administrator will treat the Trust as a grantor trust and not as an association taxable as a corporation for federal income tax purposes.

         (d) The Depositor, the Indenture Trustee, the Servicer and the Issuer covenant and agree to, within ten Business Days after the Closing Date, provide to the Administrator any information necessary to enable the Issuer to meet its obligations under subsection (b) above.

         (e) The Indenture Trustee, the Issuer, the Depositor and the Servicer each covenants and agrees for the benefit of the Holders to knowingly take no action or fail to take any action, which would, if taken or not taken, as the case may be, result in the failure of the Trust at any time to qualify as a grantor trust under the Code, including, without limitation, for purposes of this paragraph any alteration, modification, amendment, extension, waiver or forbearance with respect to any Home Loan.

         (f) Neither the Depositor, the Owner Trustee nor the Indenture Trustee shall enter into any arrangement by which the Indenture Trustee or the Owner Trustee will receive a fee or other compensation for services rendered pursuant to this Agreement, which fee or other compensation is paid from the Trust, other than as expressly contemplated by this Agreement; provided, that the Indenture Trustee, the Owner Trustee and the Depositor may engage in any of the transactions prohibited by such clauses, provided that the Indenture Trustee and the Issuer shall have received an Opinion of Counsel experienced in federal income tax matters to the effect that such transaction does not result in a tax imposed on the Trust or cause the Trust to fail to qualify as a grantor trust under the Code; provided, however, that such transaction is otherwise permitted under this Agreement.

         (g) Except as otherwise provided in this Agreement, neither the Indenture Trustee nor the Issuer shall, without having obtained an Opinion of Counsel experienced in federal income tax matters to the effect that such transaction does not result in a tax imposed on the Trust or cause the Trust to fail to qualify as a grantor trust under the Code, (i) sell any assets of the Trust, (ii) accept any contribution of assets after the Closing Date or
(iii) agree to any modification of this Agreement.


         IN WITNESS WHEREOF, the Servicer, the Indenture Trustee and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                 ACE SECURITIES CORP.,
                                 as Depositor

                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:

                                 GMAC MORTGAGE CORPORATION,
                                 as Servicer


                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:



                                 FIRST UNION NATIONAL BANK
                                 as Indenture Trustee

                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:





                                ACE SECURITIES CORP. HOME LOAN TRUST 1999-A, as Issuer

                                By:      WILMINGTON TRUST COMPANY,
                                         not in its individual capacity
                                         but solely as Owner Trustee


                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:




                                   EXHIBIT A

                             NOTE INSURANCE POLICY



                                   EXHIBIT B

                                 MORTGAGE FILE

         With respect to each Home Loan, the Mortgage File shall include each of the following items (copies to the extent the originals have been delivered to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee pursuant to Section 2.03 of the Agreement), all of which shall be available for inspection by the Securityholders and the Note Insurer, to the extent required by applicable laws:

         a. The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of First Union National Bank, as Indenture Trustee for ACE Securities Group Home Loan Trust 1999-A, without recourse" or in blank, and signed manually or by facsimile by an authorized officer; provided that with respect to not more than 1.00% (by Principal Balance) of the Home Loans a Lost Note Affidavit and a copy of the original Mortgage Note may be delivered.

         b. The original Mortgage with evidence of recording thereon, or a copy thereof.

         c. The originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, or copies thereof.

         d. A copy of the original Assignment of Mortgage in blank for each Home Loan, in form and substance acceptable for recording and signed manually or by facsimile by an authorized officer.

         e. The originals of all intervening assignments of mortgage with evidence of recording thereon, or copies thereof.



                                   EXHIBIT C

                              HOME LOAN SCHEDULE


                                   EXHIBIT D

                           ACKNOWLEDGMENT OF RECEIPT

                                                     ___________, 1999

ACE Securities Corp.
6525 Morrison Blvd., Suite 318
Charlotte, North Carolina 28211

[Servicer]

[Note Insurer]

         Re: Sale and Servicing Agreement, dated as of ______________ among ACE Securities Corp., as Depositor,
              _____________________, as Servicer, and
              _______________________, as Indenture Trustee,
              Securities, Series ___________

Ladies and Gentlemen:

         In accordance with Section 2.04 of the above-captioned Sale and Servicing Agreement, the undersigned, as [Indenture Trustee] [Custodian], hereby certifies: (1) except as noted on the attachment hereto, if any (the "Loan Exception Report"), it has received the original Mortgage Note (item (i) in Section 2.03(a)) with respect to each Home Loan listed in the Home Loan Schedule and , subject to the review provided in Section 2.04 of the Sale and Servicing Agreement, the other documents in the Mortgage File, and the documents contained therein appear to bear original or facsimile signatures or copies of originals if the originals have not yet been delivered, and (2) it has received the Note Insurance Policy.

         The [Indenture Trustee] [Custodian] has made no independent examination of any such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The [Indenture Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Home Loans identified on the Home Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Home Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Sale and Servicing Agreement.

                                 as [Indenture Trustee] [Custodian]



                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:


                                   EXHIBIT E

                             INITIAL CERTIFICATION

                                                   __________________, 1999

ACE Securities Corp.
6525 Morrison Blvd., Suite 318
Charlotte, North Carolina 28211

[Servicer]

[Seller]

[Note Insurer]

         Re: Sale and Servicing Agreement, dated as of ______________ among ACE Securities Corp., as
              Depositor, _____________________, as Servicer, and
              _______________________, as Indenture Trustee, Securities, Series ___________

Ladies and Gentlemen:

         In accordance with the provisions of Section 2.04 of the above-referenced Sale and Servicing Agreement, the undersigned, as [Custodian], hereby certifies that, except as noted on the attached exception report, as to each Home Loan listed in the Home Loan Schedule (other than any Home Loan paid in full or any Home Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2.03 of the Sale and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Sale and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Home Loan, (iii) based on its examination and only as to the foregoing documents, the information set forth in the Home Loan Schedule (described in items (i), (ii), (iii), (iv), (v), (vi), and (viii) of the definition of Home Loan Schedule) respecting such Home Loan accurately reflects the information set forth in the Mortgage File and (iv) each Mortgage Note has been endorsed as provided in Section 2.03 of the Sale and Servicing Agreement. The [Custodian] has made no independent examination of such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The [Custodian] makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Home Loans identified on the Home Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Home Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Sale and Servicing Agreement.

                                ------------------------------------
                                as [Custodian]



                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:




                                   EXHIBIT F

                              FINAL CERTIFICATION

                                                      _____________, 19__

ACE Securities Corp.
6525 Morrison Blvd., Suite 318
Charlotte, North Carolina 28211

[Servicer]

[Note Insurer]

         Re:      Re:  Sale and Servicing Agreement, dated as of
                  ______________ among ACE Securities Corp., as Depositor,
                  _____________________, as Servicer, and _________________,
                  as Indenture Trustee, Securities, Series ___________

Ladies and Gentlemen:

         In accordance with Section 2.04 of the above-captioned Sale and Servicing Agreement, the undersigned, as [Custodian], hereby certifies that, except as noted on the attachment hereto, as to each Home Loan listed in the Home Loan Schedule (other than any Home Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to
Section 2.03 of the Sale and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Sale and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Home Loan, and (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Home Loan Schedule (described in items (i), (ii), (iii), (iv), (v), (vi) and (viii) of the definition of Home Loan Schedule) respecting such Home Loan accurately reflects the information set forth in the Mortgage File. The [Custodian] has made no independent examination of such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The [Custodian] makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Home Loans identified on the Home Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Home Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Sale and Servicing Agreement.

                                 -----------------------------------
                                 as [Custodian]


                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:



                                   EXHIBIT G

                       REQUEST FOR RELEASE OF DOCUMENTS

                                                    _____________, 19__

To: [Custodian]

         Re:      ACE Securities Corp., Securities, Series ___________

         In connection with the administration of the pool of Home Loans held by you as [Custodian], we request the release, and acknowledge receipt, of the (Mortgage File/[specify document]) for the Home Loan described below, for the reason indicated.

MORTGAGOR'S NAME, ADDRESS & ZIP CODE:
HOME LOAN NUMBER:
REASON FOR REQUESTING DOCUMENTS (check one)

_____ 1. Home Loan Paid in Full (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account.)

_____ 2. Home Loan Liquidated (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Collection Account.)

_____ 3. Home Loan in foreclosure _____

_____ 4. Home Loan purchased pursuant to Section 5.18 of the Sale and Servicing Agreement.

_____ 5. Home Loan purchased or substituted pursuant to Article II or III of the Sale and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the Collection Account and that the substituted home loan is a Qualified Substitute Home Loan.)

_____ 6. Other (explain)

         If box 1, 4 or 5 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Home Loan.

         If item 2, 3 or 6 above is checked, upon our return of all of the above documents to you as Indenture Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.


                                 By:
                                     ---------------------------------------
                                     Name:
                                     Title:


Documents returned to [Custodian]:

Trustee
By:
    -------------------------------
Date:


                                   EXHIBIT H

                          FORM OF LIQUIDATION REPORT

Customer Name:
Account Number:

Original Loan Balance:

1. Type of Liquidation (Foreclosure disposition/charge-off/short pay-off)

    Date last paid
    Date of Foreclosure
    Date of Foreclosure

    Date of Foreclosure Disposition

    Property Sale Price/Estimated Market Value at Disposition

2.  Liquidation Proceeds

    Any Principal Prepayment                             $____________
    Proceeds from the Sale of the Property                ____________
    Net Insurance Proceeds                                ____________
    Other (itemize)                                       ____________

    Total Proceeds                                       $____________

3.  Liquidation Expenses

    Servicing Advances                                   $____________
    Periodic Advances                                     ____________
    Servicing Fees                                        ____________
    Total Advances                                       $____________

4.  Net Liquidation Proceeds
    (Item 2 minus Item 3)                                $___________

5.  Principal Balance of Home Loan                       $____________

6.  Loss, if any (Item 5 minus Item 4)                   $____________


                                   EXHIBIT I

                         CERTIFICATE RE: PREPAID LOANS

         I, ______________, ________________ of ACE Securities Corp., as
Depositor, hereby certify that between the "Cut-Off Date" (as defined in the Sale and Servicing Agreement dated as of ___________, 199__ among ACE Securities Corp. Home Loan Trust 1999-A, as issuer, ACE Securities Corp., as depositor, ___________________________, as servicer and
__________________________, as indenture trustee) and the "Closing Date " the following schedule of "Home Loans" (each as defined in the Sale and Servicing Agreement) have been prepaid in full.

Dated:
By:


                                   EXHIBIT J

                        SUBSEQUENT TRANSFER INSTRUMENT

                                  [RESERVED]



                                   EXHIBIT K

                              LOST NOTE AFFIDAVIT